UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Standard BioTools Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED MAY 10, 2024

Tower Place, Suite 2000
South San Francisco, California 94080
(650) 266-6000
[•], 2024
To Our Stockholders:
On behalf of your Board of Directors, I want to thank you for your investment in Standard BioTools. We will remember 2023 as our first full year of operations at Standard BioTools in which we embraced the challenge to execute on our mission – to become a diversified leader in life sciences tools and empower our customers to do better world-changing research.
Standard BioTools’ performance in 2023 demonstrated that our strategic transformation and focus on operational excellence is taking hold. Our disciplined team of operators significantly reduced costs and cash burn, expanded gross margins and took our first bold step to advance our mission with our transformative merger with SomaLogic.
We made important progress across our three core strategic imperatives in 2023:
•
Standardizing operations to drive efficiency and profitability: We have instilled operating discipline and a culture of uncompromising focus with our LEAN operating approach, the Standard BioTools Business Systems (SBS), across the enterprise. In 2023, Standard BioTools delivered meaningful progress including 900 basis points of non-GAAP gross margin expansion, a $20 million and 17% reduction in non-GAAP operating expenses and over $47 million and 53% improvement in operating cash use.

•
Leveraging our platform to create scale: We are amassing a portfolio of highly differentiated platforms, expanding our reach across a diverse set of customers and end markets and building a distributed business model that promises over 60% gross margins across an attractive mix of instruments and recurring services and consumables revenue. With the SomaLogic merger, Standard BioTools is now a business with three highly differentiated technologies under one roof, representing the broadest next generation of solutions serving the proteomics customer end market in the “beyond-genomics era.”

•
Harnessing the powering of differentiated technology to fuel growth: In 2023, Standard BioTools returned our core business to growth with total revenue of $106 million, representing 9% growth over 2022, with instrument revenue up over 40% year over year, led by placements of our new Hyperion XTi imaging system. With the addition of SomaLogic, on a pro forma basis, our business delivered revenue of $192 million in 2023, activating a major step to achieving operating scale for the combined business.

I look back at 2023 as a year of foundation-building and in 2024, we are looking forward to a year of execution against our operational and financial goals. We have validated our belief that the model of being together is the only proven business model to-date in our space, and the recent merger with SomaLogic has fully activated this plan. Standard BioTools continues to identify new potential strategic acquisitions in this broad landscape to bring new products, businesses and people into the Standard BioTools family. When executed well, we believe this strategy will not only diversify revenues and empower our customers with truly differentiated technologies but will fuel growth and gross margins at scale.

In closing, we see tremendous potential ahead and I want to thank you for your investment and ongoing trust. Our work would not be possible without the incredible dedication of our global teams and the support of our shareholders.
Sincerely,

Michael Egholm, Ph.D.
President & Chief Executive Officer

NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement and the accompanying materials contain forward-looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “could,” “seeks,” “may,” “plan,” “potential,” “predicts,” “projects,” “should,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements include information concerning our possible future assumed future cash flow, sources of revenue and results of operations, costs of product revenue and product margin, operating and other expenses, unit sales and the selling prices of our products, business strategies, financing plans, expansions of our business, investments to expand our customer base, plans for our products, competitive position, industry environment, potential growth opportunities, market growth expectations, the effects of competition, cost structure optimization and acceleration of growth and the outcome, timing and costs related to legal proceedings with and proposals made by former shareholders of SomaLogic, Inc. Forward-looking statements are subject to numerous risks and uncertainties that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Factors that could materially affect our future results, performance, or achievements include but not limited to, the outcome of any legal proceedings related to the merger with SomaLogic, Inc.; the outcome of any proposals made by former shareholders of SomaLogic, Inc.; risks that the anticipated benefits of the merger with SomaLogic, Inc. or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; risks that we may not realize expected cost savings from our restructuring, including the anticipated decrease in operational expenses, at the levels we expect; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on our development activities and results of operation; restructuring activities, including our subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in our business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, our products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to our research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. In addition, investors in Standard BioTools should review the more detailed discussions of additional risks and uncertainties and other information affecting our business described under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2024 and in our subsequent Quarterly Reports on Form 10-Q.
Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.
Standard BioTools, the Standard BioTools logo, Fluidigm®, the Fluidigm logo, 48.Atlas™, Access Array™, Advanta™, Advanta EASE™, Atlas™, Biomark™, Biomark X™, “Bringing new insights to life”™, C1™, Callisto™, Cell-ID™, CyTOF®, CyTOF XT™, the CyTOF XT logo, D3™, Delta Gene™, Direct™, Digital Array™, Dynamic Array™, EP1™, EQ™, FC1™, Flex Six™, Flow Conductor™, FluiDesign™, Helios™, High-Precision 96.96 Genotyping™, HTI™, HTI+™, Hyperion™, Hyperion+™, IMC™, Imaging Mass Cytometry™, Immune Profiling Assay™, Juno™, Maxpar®, MCD™, MSL®, Nanoflex™, Open App™, Pathsetter™, Polaris™, qdPCR 37K™, Script Builder™, Script Hub™, Singular™, SNP Trace™, SNP Type™, “Unleashing tools to accelerate breakthroughs in human health”™, X9™ Real Time PCR System, Xgrade™, SomaLogic®, SomaScan®, SOMAmer®, SomaSignal®, Power by SomaLogic™, DataDelve™, and Cardio DM™ are trademarks or registered trademarks of Standard BioTools Inc. or its affiliates in the United States and/or other countries. Other service marks, trademarks and trade names referred to in this proxy statement are the property of their respective owners.

2 Tower Place, Suite 2000
South San Francisco, California 94080
(650) 266-6000
[•], 2024
Dear Stockholders:
You are cordially invited to attend the 2024 annual meeting of stockholders of Standard BioTools Inc. (as it may be adjourned or postponed from time to time, the “Annual Meeting”) to be held exclusively online via live webcast on [•], [•], 2024 at 8:30 a.m., Pacific Time. The meeting can be accessed by pre-registering at www.viewproxy.com/LAB/2024 before 8:59 p.m. Pacific Time on [•], [•], 2024, where you will be able to listen to the meeting live, submit questions, and vote online. We believe that a virtual stockholder meeting provides greater access to those who may want to attend. This approach also aligns with our broader sustainability and cost-savings goals. At the meeting, we will be voting on the matters described in the attached formal meeting notice and proxy statement.
The attached formal meeting notice and proxy statement contain details of the business to be conducted at the Annual Meeting. Your vote is particularly important this year. Madryn Health Partners (Cayman Master), LP, an entity affiliated with Madryn Asset Management (collectively, with their affiliates, “Madryn”), has notified the Company that it intends to (i) nominate two nominees (the “Madryn Nominees”) to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors (our “Board”) and (ii) submit for stockholder consideration at the Annual Meeting a non-binding proposal urging the Board to take all steps necessary to declassify our Board. You may receive a proxy statement, universal proxy card, and other solicitation materials from Madryn; however, since Madryn has the option to choose which of our stockholders will receive their proxy solicitation materials, we cannot be certain whether you will receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Madryn or the Madryn Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Madryn, or any other statements that Madryn may otherwise make.
Our Board does NOT endorse any of the Madryn Nominees and unanimously recommends that you vote “FOR” each of the two highly qualified nominees proposed by our Board on the enclosed WHITE universal proxy card. Our Board strongly urges you NOT to sign or return any other color universal proxy card sent to you by, or on behalf of, Madryn. If you have previously submitted an other color universal proxy card sent to you by, or on behalf of, Madryn, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting at any time before it is exercised by marking, signing, dating and mailing the enclosed WHITE universal proxy card in the postage-paid envelope provided or following the instructions on your WHITE universal proxy card to vote via the Internet or telephone. Even if you would like to disregard our Board’s recommendation and elect some or all of the Madryn Nominees, we strongly recommend you use the Company’s WHITE universal proxy card to do so.
Thank you for your continued support of Standard BioTools Inc. We look forward to seeing you at our Annual Meeting.
PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REQUIREMENTS CALLED A “UNIVERSAL PROXY CARD.” THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST THE MADRYN NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND ONLY VOTE “FOR” THE NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD.

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, it is important that your shares be represented. We hope you will vote as soon as possible via the Internet, by telephone, or by mailing a completed, signed, and dated WHITE universal proxy card in the envelope provided. Any stockholder who attends the meeting may vote at the Annual Meeting, even if they have already voted online, by telephone, or by mail. If you are a beneficial owner of our shares, the availability of telephone and internet voting will depend on the voting process of the broker or nominee. If you have any questions or require any assistance with voting your shares, please call the Company’s proxy solicitor:
ALLIANCE ADVISORS LLC
Stockholders, banks, and brokers may call 800-574-5969 (toll-free from the U.S. and Canada) or
+1-209-692-6142 (from other countries)
Sincerely,

Agnieszka Gallagher, Esq.
Senior Vice President and Chief Legal Officer

STANDARD BIOTOOLS INC.
2 Tower Place, Suite 2000
South San Francisco, California 94080
(650) 266-6000
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Time and Date	8:30 a.m., Pacific Time, on [•], [•], 2024

Place	The meeting can be accessed by registering online at www.viewproxy.com/LAB/2024 before 8:59 p.m. Pacific Time on [•], [•], 2024.

There is no physical location for the Annual Meeting.

Items of Business	Company Proposals

• To vote to elect two (2) nominees as Class II Directors, each to a term expiring at our 2027 annual meeting of stockholders and to hold office until his successor is duly elected and qualified.

• To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

• To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.

• To approve an amendment to our Amended and Restated 2011 Equity Incentive Plan, as amended, to increase the number of shares of common stock available for issuance thereunder by 19,125,000 shares.

Stockholder Proposal

• To approve a non-binding proposal submitted by Madryn to urge the Board to take all steps necessary to declassify the Board.

We will also transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof by or at the direction of our Board.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date
You are entitled to vote only if you were a Standard BioTools stockholder of record as of the close of business on the record date, [•], 2024 (the “Record Date”). Only holders of record of Standard BioTools common stock on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission
You are entitled to attend the virtual Annual Meeting only if you were a Standard BioTools stockholder as of the close of business on the Record Date or otherwise hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in “street name”), you should contact your broker, bank, trustee or nominee to obtain a legal proxy or broker’s proxy card in order to vote.

Participation in Annual Meeting
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.viewproxy.com/LAB/2024/VM. Please see “Important Information About the Annual Meeting” for additional information.

The Annual Meeting will begin promptly at 8:30 a.m. Pacific Time. The virtual meeting room will open at 7:45 a.m. Pacific Time for check-in.

Annual Report
You may access our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) and our proxy solicitation materials by visiting www.viewproxy.com/LAB/2024. Our 2023 Annual Report is not a part of the proxy solicitation materials.

Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information” beginning on page 1 of the proxy statement accompanying this notice.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU USE THE ENCLOSED WHITE UNIVERSAL PROXY CARD TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD AND URGES YOU NOT TO SIGN OR RETURN ANY OTHER COLOR UNIVERSAL PROXY CARD SENT TO YOU
BY OR ON BEHALF OF MADRYN.

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

STANDARD BIOTOOLS INC.
2 Tower Place, Suite 2000
South San Francisco, California 94080

PROXY STATEMENT FOR THE STANDARD BIOTOOLS INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2024
This proxy statement, along with the accompanying Notice of 2024 Annual Meeting of Stockholders, contains information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 8:30 a.m., Pacific Time, on [•], [•], 2024. The Annual Meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by registering at www.viewproxy.com/LAB/2024 before 8:59 p.m. Pacific Time on [•], [•], 2024. You will not be able to attend the Annual Meeting in person.
This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.
On or about [•], 2024, we intend to begin mailing this proxy statement, the Notice of 2024 Annual Meeting of Stockholders and the enclosed WHITE universal proxy card to all stockholders entitled to vote at our Annual Meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2023 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2023.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON [•], 2024
This proxy statement, the Notice of 2024 Annual Meeting of Stockholders, our form of WHITE universal proxy card and our 2023 Annual Report are available for viewing, printing and downloading at www.viewproxy.com/LAB/2024. To view these materials please have your control number(s) available that appears on your WHITE universal proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Latest Reports” section of the “Investors” section of our website at https://investors.StandardBio.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Standard BioTools Inc., Attn: Investor Relations, 2 Tower Place, Suite 2000 South San Francisco, California 94080. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Important Information About the Annual Meeting
Our Annual Meeting will be conducted online only, via live webcast. Stockholders will be able to access the meeting live by registering at www.viewproxy.com/LAB/2024 before 8:59 p.m. Pacific Time on [•], [•], 2024. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting.
Participating in the Annual Meeting
Instructions on how to attend the Annual Meeting are posted at www.viewproxy.com/LAB/2024/VM.
You may log in to the meeting platform beginning at 7:45 a.m. Pacific Time on [•], [•], 2024. The meeting will begin promptly at 8:30 a.m. Pacific Time.
You will need the unique link and password provided to you upon registration to attend the Annual Meeting.
Stockholders of record and beneficial owners as of the close of business on the Record Date, [•], 2024, may vote their shares electronically during the Annual Meeting.
If you encounter any difficulties accessing or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual meeting website.
Additional Information About the Annual Meeting:
During the meeting’s live Q&A session, we will answer appropriate questions as time permits.
Our rules of conduct and procedure for the meeting generally provide that: We limit each stockholder to one question so that we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together. In addition, questions may be edited for brevity and grammatical corrections.
We do not intend to address any questions that are, among other things: irrelevant to our business; irrelevant to the business of the Annual Meeting; related to material non-public information of the company; related to personal matters or grievances; derogatory or otherwise in bad taste; repetitious or already made by another stockholder; in furtherance of the stockholder’s personal or business interests; related to pending or threatened litigation; or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairperson of our board of directors or our Corporate Secretary in their reasonable discretion.
If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investors@standardbio.com.

PROXY STATEMENT
FOR 2024 ANNUAL MEETING OF STOCKHOLDERS
i

EXHIBIT I - STANDARD BIOTOOLS INC. AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN, AS AMENDED
EXHIBIT II - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
ii

STANDARD BIOTOOLS INC.
2 Tower Place, Suite 2000
South San Francisco, California 94080
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
to be held on [•], [•], 2024
GENERAL INFORMATION
In this proxy statement: the terms “we,” “our,” “Standard BioTools,” and the “Company” each refer to Standard BioTools Inc.; and the term “Board” means our board of directors. This proxy statement and the accompanying WHITE proxy card are furnished in connection with the solicitation by our Board of proxies to be voted at our 2024 annual meeting of stockholders, which will take place virtually on [•], [•], 2024 at 8:30 a.m., Pacific Time, on the Internet at the unique link and password provided to you by registering at www.viewproxy.com/LAB/2024 before 8:59 p.m. Pacific Time on [•], [•], 2024, and any postponements or adjournments thereof (the “Annual Meeting”).
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on or accessible through our website is not intended to be incorporated by reference into this proxy statement and references to our website in this proxy statement are intended to be inactive textual references only.
1.	Why is the Company soliciting my proxy?
Our Board is soliciting your proxy to vote at the Annual Meeting and any postponements or adjournments thereof. This proxy statement, along with the accompanying Notice of 2024 Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and executive officers. Additional information regarding such persons is listed in Exhibit II to this proxy statement.
2.	What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our Board, and certain other required information.
3.	What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are as follows:
Company Proposals
•	To vote to elect the two (2) nominees as Class II Directors, each to a term expiring at our 2027 annual meeting of stockholders and to hold office until his successor is duly elected and qualified;
•	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement;
•	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2024; and
•
To approve an amendment to our Amended and Restated 2011 Equity Incentive Plan, as amended (the “2011 Plan”), to increase the number of shares of common stock available for issuance thereunder by 19,125,000 shares.

Stockholder Proposal
•	To approve a non-binding proposal submitted by Madryn (as defined below) to urge the Board to take all steps necessary to declassify the Board.
We will also transact any other business that properly comes before the Annual Meeting.

4.	How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
“FOR” the election of each of our Board’s nominees, Troy Cox and Fenel M. Eloi, as Class II Directors;
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;
“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024;
“FOR” the approval of an amendment to our 2011 Plan to increase the number of shares of common stock available for issuance thereunder by 19,125,000 shares; and
“AGAINST” the non-binding proposal submitted by Madryn to urge the Board to take all steps necessary to declassify the Board.
THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY OTHER COLOR UNIVERSAL PROXY CARD THAT MAY BE SENT TO YOU BY OR ON BEHALF OF MADRYN, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.
IF YOU HAVE PREVIOUSLY SUBMITTED A VOTE USING ANY OTHER COLOR UNIVERSAL PROXY CARD SENT TO YOU BY OR ON BEHALF OF MADRYN, YOU CAN REVOKE IT BY USING THE ENCLOSED WHITE UNIVERSAL PROXY CARD TO VOTE “FOR” OUR BOARD’S NOMINEES AND “FOR” ALL OTHER PROPOSALS RECOMMENDED BY OUR BOARD.
5.	Has the Company been notified that a stockholder intends to propose alternative director nominees at the Annual Meeting?
Yes. Madryn Health Partners (Cayman Master), LP, an entity affiliated with Madryn Asset Management (collectively, with their affiliates, “Madryn”), has notified the Company that it intends to nominate two nominees (the “Madryn Nominees”) to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board. The Board does NOT endorse any Madryn Nominee and unanimously recommends that you vote “FOR” the election of each of the two nominees recommended by the Board.
Each of the Company and Madryn will use its own version of a universal proxy card containing the names of both the Company’s and Madryn’s nominees. The Board urges you to vote “FOR” the election of each of the two nominees recommended by the Board using our enclosed WHITE universal proxy card and NOT to sign or return or vote using any other color universal proxy card sent to you by, or on behalf of, Madryn. If you have already voted using an other color universal card sent to you by, or on behalf of, Madryn, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of ONLY the Board’s nominees (Troy Cox and Fenel M. Eloi) by marking, signing, dating and returning the enclosed WHITE universal proxy card in the postage-paid envelope provided or following the instructions on your WHITE universal proxy card to vote via the Internet or telephone. Only the latest validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
6.	What is a proxy?
A proxy is your legal designation of another person to vote the stock you own, in the event that you are unable to cast your vote directly at the meeting. The person you designate is your “proxy,” and you give the proxy authority to vote your shares at the meeting—according to your instructions—by submitting your voting instructions online, by telephone, or via a physical proxy card. We have designated our President and Chief Executive Officer (“CEO”), Michael Egholm, Ph.D., and our Chief Financial Officer, Jeffrey Black, to serve as proxies for the Annual Meeting.
7.	Is the Company using a universal proxy card in connection with voting at the Annual Meeting?
Yes. The SEC has adopted new rules requiring the use of a universal proxy card in contested director elections that are applicable to the Annual Meeting. Each of the Company and Madryn will use its own version of a universal proxy card containing the names of both the Company’s and Madryn’s nominees. The Company is using the enclosed WHITE universal proxy card. Our Board unanimously recommends using the enclosed WHITE universal proxy card and voting in accordance with the Board’s recommendations and disregarding and NOT returning any other color universal proxy card that may be sent to you by, or on behalf of, Madryn.
8.	What happens if Madryn withdraws or abandons its solicitation or fails to comply with the new universal proxy rules, and I already granted proxy authority in favor of Madryn?
Stockholders are encouraged to submit their votes on our WHITE universal proxy card. If Madryn withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, including by submitting an other color universal proxy card, stockholder can still sign and date a later submitted WHITE universal proxy card.
If Madryn withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Madryn Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE universal proxy card or the Madryn’s other color universal proxy card, and stockholders can still sign and date a later submitted WHITE universal proxy card.
9.	What shares can I vote?
Each share of our common stock issued and outstanding as of the close of business on [•], 2024, the record date (the “Record Date”) for our Annual Meeting, is entitled to vote on all items being considered at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares you own through an account with a broker, bank, trustee, or other intermediary, sometimes referred to as owning in “street name.” As of the close of business on the Record Date, we had [•] shares of common stock issued and outstanding and entitled to vote. Our common stock is our only class of voting stock outstanding.
10.	How many votes am I entitled to per share?
For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the Record Date.
11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders beneficially own shares held in “street name” by a broker, bank, trustee, or other nominee rather than holding the shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote at the Annual Meeting. You may vote online or by telephone or mail as described below under the heading “How can I vote my shares without attending the Annual Meeting?” and by following the instructions on your proxy card.
Beneficial Owner. If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank, trustee, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you are a beneficial owner and do not wish to vote the Annual Meeting or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.
12.	How can I contact the Company’s transfer agent?
Contact our transfer agent by writing Computershare Trust Company, N.A., 150 Royall St., Suite 101, Canton, MA 02021. You may also contact our transfer agent by calling (877) 373-6374 or via its Investor Center at https://www-us.computershare.com/Investor/Contact.

13.	How can I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.
If you are not a stockholder of record but beneficially own shares held in street name, you should contact your broker, bank, trustee or nominee to obtain a legal proxy or broker’s proxy card in order to vote.
If you do not comply with the procedures outlined above, you may not be admitted to the virtual Annual Meeting.
Please let us know if you plan to attend the meeting by indicating your plans when prompted if you vote online or by telephone, or by marking the appropriate box on your proxy card if you vote by mail.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by registering at www.viewproxy.com/LAB/2024 before 8:59 p.m. Pacific Time on [•], [•], 2024. You also will be able to vote your shares by attending the Annual Meeting online. To participate in the Annual Meeting, you will need the unique link and password provided to you upon registration. Stockholders who wish to submit a question to us prior to the Annual Meeting may do so at www.viewproxy.com/LAB/2024/VM before 8:59 p.m. Pacific Time on [•], [•], 2024.
The online meeting will begin promptly at 8:30 a.m. Pacific Time on [•], [•], 2024. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow sufficient time for the check-in procedures.
14.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.viewproxy.com/LAB/2024/VM. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, please email virtualmeeting@viewproxy.com or call (866) 612-8937
15.	Why are you holding a virtual meeting instead of a physical meeting?
We have held virtual meetings in the past and we may continue to host our annual meetings virtually in the future. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting. Our virtual meeting format helps us engage with all stockholders, saves us and our stockholders’ time and money, and reduces our environmental impact.
16.	How can I vote my shares?
If you are a stockholder of record as of the Record Date, you may:
•
Vote via the Virtual Meeting Website—any stockholder can attend the Annual Meeting by visiting www.viewproxy.com/LAB/2024 where stockholders may vote and submit questions during the meeting. The meeting starts at 8:30 a.m. Pacific Time on [•], [•], 2024. Please have your unique link and password to join the Annual Meeting. Instructions on how to attend and participate via the Internet are included in the proxy materials sent to you;

•
Vote by Telephone or Through the Internet—in order to do so, please follow the instructions shown on your proxy card. On the day of the Annual Meeting, you may only vote during the Annual Meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the Annual Meeting; or

•
Vote by Mail—in order to do so, simply complete, sign, and date the enclosed WHITE universal proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Alliance Advisors, PO Box 2400, Pittsburgh, PA,

15230-9762. Your signed and dated proxy card must be received prior to the Annual Meeting in order to be voted. Submitting your proxy, whether by telephone, through the Internet, or by mail, will not affect your right to vote should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above. With respect to Proposal 1, while you may mark instructions with respect to any or all nominees, you may mark “FOR” in respect of only two (2) nominees in total. You are permitted to vote for fewer than two (2) nominees. If you vote “FOR” in respect of fewer than two (2) nominees, your shares will be voted “FOR” in respect of those nominees you have marked. If you vote “FOR” in respect of more than two (2) nominees, your votes on Proposal 1 will be invalid and will not be counted.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described below) and will have no effect on the approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of determining whether a quorum exists at the Annual Meeting.
17.	What does it mean if I receive more than one set of printed proxy materials?
If you receive more than one WHITE universal proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each WHITE universal proxy card and vote each WHITE universal proxy card by telephone, through the Internet, or by mail. If you intend to vote by mail, please complete, sign, and return each WHITE universal proxy card you received to ensure that all of your shares are voted.
Additionally, if Madryn proceeds with its nomination, you may receive proxy solicitation materials from, or on behalf of, Madryn, including an opposition proxy statement and an other color universal proxy card. Because Madryn may choose to send its proxy solicitation materials to only a portion of our stockholders, you may or may not receive those materials depending on what Madryn decides.
In the event you do receive materials from Madryn, the Board unanimously recommends that you disregard such materials and DO NOT return any other color universal proxy card you receive from Madryn.
Voting to “WITHHOLD” with respect to any Madryn Nominee or “AGAINST” any Madryn proposal on an other color universal proxy card sent to you by Madryn is NOT the same as voting in accordance with the Board’s recommendations because a vote to “WITHHOLD” with respect to any Madryn Nominee or Madryn proposal on its other color universal proxy card will revoke any proxy you previously submitted. For example, this means that if you have submitted a validly executed proxy voting “FOR” the nominees recommended by our Board but later submit a validly executed proxy withholding your votes from the Madryn Nominees, your prior vote in favor of the nominees recommended by our Board would not be counted.
If you have already voted using Madryn’s other color universal proxy card, you have every right to change your vote and revoke your prior proxy before it is exercised by marking, signing, dating and mailing the enclosed WHITE universal proxy card in the postage-paid envelope provided or following the instructions on your WHITE universal proxy card to vote via the Internet or telephone. Only the latest dated proxy you submit will be counted. If you have any question or need assistance voting, please call Alliance Advisors, our proxy solicitor, at (800) 574-5969.
18.	Can stockholders ask questions during the Annual Meeting?
Yes. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform using your unique link and password, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are, among other things, irrelevant to the business of the Annual Meeting, irrelevant to our business, related to material non-public information of the company, derogatory or in bad taste, in furtherance of the stockholder’s personal or business interests, related to pending or threatened litigation; repetitious or already made by another stockholder, related to personal matters or grievances, or out of order or otherwise not suitable for the conduct of the Annual Meeting (as determined by the chairperson of our Board or our corporate secretary in their reasonable discretion).
19.	How can I vote my shares without attending the virtual Annual Meeting?
By Telephone or via the Internet
If you are a stockholder of record as of the Record Date, you may vote by following the telephone or Internet voting instructions on the enclosed WHITE universal proxy card.
If you are a beneficial owner of shares, your broker, bank, trustee, or other nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive from your broker, bank, trustee, or other nominee and instruct your broker, bank, trustee, or other nominee to vote your shares using the enclosed WHITE universal proxy card.
By Mail
If you are a stockholder of record, complete, sign and date the enclosed WHITE universal proxy card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If the prepaid envelope is missing, please mail your completed WHITE universal proxy card to Vote Processing, c/o Alliance Advisors, PO Box 2400, Pittsburgh, PA, 15230-9762.
If you are a stockholder of record and you return your signed WHITE universal proxy card but do not indicate your voting preferences, the persons named in the proxy card as proxy holders—Michael Egholm, Ph.D. and Jeffrey Black—will vote the shares represented by your proxy card as recommended by our Board and in their discretion on any other matters as may properly come before the Annual Meeting.
If you are a beneficial owner of shares and you received a printed copy of the proxy materials from your broker, bank, trustee, or other nominee, we recommend that you follow the voting instructions in the materials you receive from your broker, bank, trustee, or other nominee and instruct your broker, bank, trustee, or other nominee to vote your shares using the enclosed WHITE universal proxy card.
You may attend the Annual Meeting even if you have already voted by proxy.
20.	Can I change my vote or revoke my proxy?
You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the Annual Meeting and voting at the meeting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting at the meeting.
21.	Is there a list of stockholders entitled to vote at the Annual Meeting?
The names of stockholders of record entitled to vote at the Annual Meeting will be available for examination on the Internet through the virtual web conference during the Annual Meeting and from our corporate secretary for ten (10) days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 2 Tower Place, Suite 2000, South San Francisco, California 94080.
22.	Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
23.	How many shares must be present or represented to conduct business at the Annual Meeting?
As of the Record Date, there were [•] shares of our common outstanding and entitled to vote. Each holder of our common stock is entitled to one vote for each share of common stock held as of the Record Date. A quorum will be present at the Annual Meeting if the holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote as of the Record Date are present at the Annual Meeting or represented by proxy. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. If there is no quorum, the chairperson of the meeting or the holders of a majority of the stock issued and outstanding present at the Annual Meeting may adjourn the meeting to another date.
24.	What is the voting requirement to approve each of the proposals?
Proposal	Vote Required	Discretionary Voting Allowed?
Election of Class II Directors	A plurality of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors	No

Advisory Vote on Approval of the Compensation of Our Named Executive Officers	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No

Ratification of the Appointment of PwC as Our Independent Registered Public Accounting Firm for the year ending December 31, 2024	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	Yes, but only to the extent you have not been provided with Madryn’s proxy materials

Approval of an amendment to our 2011 Plan to increase the number of shares of common stock available for issuance thereunder by 19,125,000 shares	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No

Approval of the non-binding proposal submitted by Madryn to urge the Board to take all steps necessary to declassify the Board	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No
If you are a beneficial owner, your broker, bank, trustee, or other nominee is typically permitted to vote your shares on the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024, even if the record holder does not receive voting instructions from you. However, to the extent that Madryn provides a proxy card or voting instruction card to a beneficial owner, the beneficial owner’s broker, bank, trustee or other nominee will not have discretionary authority to vote on any of the proposals presented at the Annual Meeting, including the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024. Whether or not Madryn provides you with a proxy card or voting instructions, without instructions from you, your broker, bank, trustee or other nominee does not have discretionary authority to vote on the election of the Class II Directors, to the advisory vote to approve the compensation of our named executive officers, the approval of an amendment to our 2011 Plan to increase the number of shares of common stock available for issuance thereunder by 19,125,000 shares or the advisory proposal submitted by Madryn to urge the Board to take all steps necessary to declassify the Board. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares to your broker, bank, trustee or other nominee on each of the proposals.
Election of Class II Directors
The Class II Directors elected to the Board will be elected by a plurality of the voting power present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. As described previously, Madryn has notified the Company of its intent to nominate two directors for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board. As a result, assuming such nominees are in fact proposed for election at the Annual Meeting and such nomination has not been withdrawn by Madryn, the election of directors will be a contested election. This means that the two (2) director nominees receiving the greatest number of votes cast “FOR” their election will be elected. “WITHHOLD” votes and any broker non-votes will be counted for purposes of determining whether there is a quorum at the Annual Meeting will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).
Advisory Vote on Approval of the Compensation of Our Named Executive Officers
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to our named executive officers as disclosed in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. Although the vote is non-binding, our Board and our Human Capital Committee of the Board (previously known as the Compensation Committee of the Board) (the “Human Capital Committee”) value the opinions of our stockholders in this matter and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the Human Capital Committee will evaluate whether any actions are necessary to address those concerns.
Ratification of Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our Audit Committee of the Board (the “Audit Committee”), in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.
Approval of an Amendment to Our 2011 Plan to Increase the Number of Shares of Common Stock Available for Issuance Thereunder by 19,125,000 Shares
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve an amendment to our 2011 Plan to increase the number of shares of common stock available for issuance thereunder by 19,125,000 shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
Approval of the Non-Binding Proposal Submitted by Madryn to Urge the Board to Take All Steps Necessary to Declassify the Board
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the non-binding declassification proposal, as disclosed in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
25.	Interest of Executive Officers and Directors
Our executive officers and directors have an interest in the approval of the amendment to our 2011 Plan by our stockholders because they would be eligible to receive awards under such plan. None of our executive officers or directors has any substantial interest in any other matter to be acted upon, other than our directors, with respect to the election to office of the directors so nominated.
26.	What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote on such other matters as may properly come before the meeting or any adjournments or postponements thereof, including, without limitation, procedural and other matters related to conduct of the meeting (such as an adjournment to later time and place) and the election of a substitute or alternate nominee if any nominee named herein is unwilling or unable to, or for good cause will not, serve.
27.	Who will count the votes?
A representative of Alliance Advisors, LLC (“Alliance Advisors”) will tabulate the votes.
28.	Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made at the Annual Meeting, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other nominees for the cost of forwarding proxy materials to beneficial owners. We have hired Alliance Advisors to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. We expect to pay Alliance Advisors a fee that is not expected to exceed $[•] plus approved reimbursement of reasonable out-of-pocket expenses, and Alliance Advisors partners will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Annual Meeting. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet, or personal solicitation by Alliance Advisors. Alliance Advisors expects that approximately 25 of its employees will assist in the solicitation. The total amount to be spent for our solicitation of proxies from stockholders for the Annual Meeting in excess of that normally spent for an annual meeting is estimated to be approximately $[•], approximately $[•] of which has been accrued to date.
Other than persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of the solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Exhibit II sets forth information relating to certain persons who are considered “participants” in the Company's solicitation under the rules of the SEC by reason of their position as directors of the Company or because they may be soliciting proxies on the Company’s behalf.
29.	Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (a “Form 8-K”) filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Form 8-K to publish the final results.

30.	What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the proxy materials unless one or more of these stockholders notifies us that they wish to receive individual copies. Stockholders who participate in householding will continue to be able to request and receive separate proxy materials. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding but you and other stockholders of record with whom you share an address received multiple copies of the proxy materials, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of the proxy materials for your household, please contact our mailing agent, Alliance Advisors, either by calling (866) 612-8937, or via email at requests@viewproxy.com.
If you participate in householding and wish to receive a separate copy of the proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Broadridge as indicated above.
Upon request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.
Beneficial owners can request information about householding from their broker, banks, trustee, or other nominee.
31.	Can I opt for electronic delivery of future stockholder communications from the Company?
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by contacting Alliance Advisors, either by calling (866) 612-8937, or via email at requests@viewproxy.com.
32.	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the Annual Meeting; provided, however, that in the event that we hold our 2025 annual meeting of stockholders more than 30 days before or 60 days after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Standard BioTools Inc.
Attn: Corporate Secretary
2 Tower Place, Suite 2000
South San Francisco, California 94080
Our amended and restated bylaws (our “bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the Company’s proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2025 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:
•	not earlier than [•], and
•	not later than [•].
In the event that we hold our 2025 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2025 annual meeting and no later than the close of business on the later of the following two dates:
•	the 90th day prior to the 2025 annual meeting, or
•	the 10th day following the day on which public announcement of the date of such meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present such proposal at such meeting, we are not required to present the proposal for a vote at the meeting.
Nomination of Director Candidates
Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by our corporate secretary within the time described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.
Also, it is the policy of our Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) to consider recommendations for candidates to the Board from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation. For additional information regarding stockholder recommendations for director candidates, please see the section entitled “Corporate Governance and Board of Directors — Process for Recommending Candidates to the Board of Directors.”
Availability of Bylaws
Our bylaws are available on our website at https://investors.StandardBio.com/corporate-governance/governance-overview. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BACKGROUND OF THE SOLICITATION
The summary below details the significant contacts between the Company and Madryn through the date of this proxy statement. This summary does not purport to catalogue every conversation by or among members of the Board, the Company’s management, the Company’s advisors and representatives of Madryn and their advisors relating to Madryn’s solicitations and proposals.
In addition to meetings of the Board and the Nominating and Corporate Governance Committee detailed herein, the Board received regular updates from, and met with, Company management regarding engagement with Madryn through the period leading up to the date of this proxy statement, and had the advice of outside counsel Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C. and Delaware counsel Morris, Nichols, Arsht & Tunnell LLP with respect to consideration of each proposal.
Board Composition; Nomination Process and Priorities
The Board and the Nominating and Corporate Governance Committee are committed to maintaining a Board that is composed of individuals having the highest personal and professional ethics and integrity, proven achievement and competence, skills that are complementary to those of the existing Board members and an understanding of the fiduciary responsibilities required of Board members. In addition to requiring any director nominee candidate to meet the foregoing minimum qualifications, the Board and Nominating and Corporate Governance Committee also evaluate director nominee candidates in view of such factors as, among others, diversity of background (including gender, race and ethnicity) and experience, independence, area of expertise, corporate experience (including operational, financial and transactional), leadership, length of service and potential conflicts of interest.
In January 2024, the Company consummated a transformative merger combination (the “Merger”) with SomaLogic, Inc. (“SomaLogic”). A material term of the transaction provided that the boards of directors of the Company and SomaLogic would be blended following the closing to reflect a proportionate representation of directors with historical institutional knowledge of legacy SomaLogic and the Company. As a result, the Board is currently composed as follows: (1) three legacy Company directors – Michael Egholm, Ph.D. (CEO, President and a director of the Company), Fenel M. Eloi and Frank Witney, Ph.D.; (2) three legacy SomaLogic directors – Tom Carey, who is Chairperson of the Board, Troy Cox and Kathy Hibbs; and (3) Eli Casdin, a legacy director of the Company and SomaLogic. The Company’s directors are distributed among three staggered classes (Classes I, II and III). Class I consists of three directors and Classes II and III consist of two directors each. At each annual meeting of the Company’s stockholders, a class of directors is elected for a term of three years to succeed the class of directors whose terms are then expiring. The two Class II directors are to be elected at the Company’s Annual Meeting.
Following the closing of the Merger, and in preparation for the Annual Meeting, the Nominating and Corporate Governance Committee considered potential nominees for election to the two Class II directorships. The Nominating and Corporate Governance Committee and the Board (upon the recommendation of the Nominating and Corporate Governance Committee) have determined that Troy Cox and Fenel M. Eloi, each a current Class II director of the Company, possess the requisite professional background and experience and other skills and attributes, including expertise in financial matters and public company experience, to continue service on the Board. In addition, given the recency of the Merger closing and that the Board’s current blended composition was a material component of the Merger transaction as approved by SomaLogic’s and the Company’s stockholders, the Nominating and Corporate Governance Committee and the Board believe it is important to afford the Company’s current directors, including Messrs. Cox and Eloi, the opportunity to execute on the Company’s announced long-term strategy.
The Company-SomaLogic Merger
On October 4, 2023, the Company and SomaLogic entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, a wholly owned subsidiary of the Company would merge with and into SomaLogic, with SomaLogic continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of SomaLogic common stock was converted into the right to receive 1.11 shares of the Company’s common stock. At the effective time of the Merger, SomaLogic’s stockholders owned approximately 57%, and the Company’s stockholders owned approximately 43%, of the outstanding shares of common stock of the combined company on a fully diluted basis.

The Merger Agreement was approved unanimously by the participating members of the Company’s and SomaLogic’s boards of directors. The consideration paid to SomaLogic’s stockholders in the Merger was supported by fairness opinions issued by independent investment banking firms to the Board and to SomaLogic’s board of directors. As described below, the Merger and related transactions were ultimately approved by the stockholders of both companies. On January 5, 2024, the Merger was completed.
Madryn’s Proxy Solicitation in Opposition to the Merger
On December 12, 2023, more than two months following the public announcement of the proposed Merger, Madryn issued a public letter to SomaLogic’s stockholders expressing opposition to the Merger and filed a preliminary proxy statement with the SEC to solicit proxies in opposition to the Merger (the “Merger Opposition Solicitation”). Madryn filed its definitive proxy statement on December 18, 2023. At the time, Madryn held approximately 4.3% of SomaLogic’s outstanding capital stock. According to Madryn’s public statements and filings with the SEC, Madryn opposed the Merger because it believed that (1) the terms of the Merger undervalued SomaLogic, (2) the Merger resulted from a flawed process involving conflicts of interests and (3) as a result of the Merger, the interests of the legacy SomaLogic stockholders would be subordinated to the economic and governance rights of the Company’s then-outstanding Series B-1 Preferred Stock and Series B-2 Preferred Stock (collectively, the “Series B Preferred Stock”) held by affiliates of Casdin Capital (“Casdin Capital”) and Viking Global Investors (“Viking Global Investors”).
Between December 18, 2023 and January 4, 2024, Madryn issued nine press releases and published investor presentations regarding its opposition to the Merger.
On December 22, 2023 and December 29, 2023, Institutional Shareholder Services (“ISS”) and Glass Lewis & Co., respectively, issued recommendations that SomaLogic’s stockholders approve the Merger. In a December 26, 2023 update to its original report, ISS continued to recommend that SomaLogic stockholders approve the Merger, affirming that its recommendations remain unchanged by “recent public commentary” regarding the Merger.
On January 4, 2024, at separate special meetings of the stockholders of SomaLogic and the Company, the Merger and related proposals were approved, and the Merger was completed the next day.
Madryn’s Proposal on January 16, 2024
Following the Merger closing, Dr. Amin emailed Dr. Egholm suggesting that they meet in person during the upcoming J.P. Morgan Healthcare Conference. On January 10, 2024, Dr. Egholm, Jeff Black, the Company’s Chief Financial Officer, and Dr. Amin and Alex Marcantonio, a Principal at Madryn, had an in-person meeting. Dr. Amin reiterated his dissatisfaction with the outcome of the SomaLogic merger, claiming that, as a former SomaLogic stockholder, Madryn was harmed by the terms of that transaction and is entitled to some economic compensation in the form of preferred stock and board representation. If the latter could not be arranged in a cooperation agreement, Dr. Amin indicated that Madryn would be willing to litigate, but hoped to avoid doing that. Dr. Egholm indicated that he saw no basis for Dr. Amin’s view, but that he would relay it to the Board. In response to Dr. Amin asking whether the Company would consider such an arrangement, Dr. Egholm said he would have to get back to him. Subsequently, Dr. Egholm conveyed to Dr. Amin that the Board would, consistent with its duties, give consideration to any proposal potentially in the best interests of stockholders.
On January 16, 2024, Dr. Amin and Dr. Egholm spoke on the telephone. Dr. Amin previewed with Dr. Egholm the terms of a proposal seeking economic recompense from the Company to all legacy SomaLogic stockholders (the “January 16 Proposal”). Following the telephone call, Dr. Amin emailed to Dr. Egholm the specifics of the January 16 Proposal, which included a “stockholder make-whole” provision. This provision would require the Company to issue shares of a new convertible preferred stock (the “Series B-3 Preferred Stock”) to the legacy SomaLogic stockholders only. The Series B-3 Preferred Stock would have the same economic and governance rights as the Company’s then-existing Series B Preferred Stock, with the exception that the holders of the Series B-3 Preferred Stock would have the perpetual right to designate three members to the Board. The number of additional shares of Company common stock underlying the proposed Series B-3 Preferred Stock would be “in line” with, in effect, increasing the exchange ratio in the Merger Agreement from 1.11 to approximately 1.40. The stated purpose of the “stockholder make-whole” provision was to provide additional value to the legacy SomaLogic stockholders by providing them a security equal to the Series B Preferred Stock and a greater ownership percentage of the post-closing Company than provided for by the actual stockholder-approved Merger completed on January 5, 2024. The proposal did not explain how seeking Board representation furthered the proposal’s stated purpose of restoring value to all legacy SomaLogic stockholders nor did the proposal acknowledge that the size and composition of the Board was a specific term of the Merger Agreement approved by the stockholders.
On January 20, 2024, Dr. Amin emailed Dr. Egholm to inquire about the Board’s response to the January 16 Proposal.
On January 22, 2024, Dr. Egholm emailed Dr. Amin to notify him that the Board would consider the January 16 Proposal at the Board’s next regularly scheduled meeting in early February 2024. Later that day, Dr. Egholm and Dr. Amin held a telephone call, during which Dr. Amin expressed willingness to commence litigation against the Company if the Company and Madryn were unable to reach a cooperation agreement with respect to the terms set forth in the January 16 Proposal and requested that Dr. Egholm seek to convene a Board meeting sooner. Dr. Egholm declined and asked if Dr. Amin would like to amend the January 16 Proposal. Dr. Amin declined to provide an amended proposal, but encouraged Dr. Egholm to request that the Board provide Madryn a counterproposal.
On January 24, 2024, Dr. Amin reached out to Dr. Egholm for a telephone call, during which Dr. Amin reiterated that Madryn felt it needed compensation in connection with the Merger and requested that Dr. Egholm share with Madryn what counterproposal the Board might find acceptable. Dr. Egholm indicated that he could not provide feedback ahead of the upcoming Board meeting during which the January 16 Proposal would be considered.
On February 6, 2024, the Board held a meeting to review the January 16 Proposal. The Board determined to reject the January 16 Proposal for the following reasons, among others:
•
the proposal, in effect, sought to rewrite the terms of the Merger, which had already been completed pursuant to terms which, together with the related transactions, were approved by the stockholders of both the Company and SomaLogic. As such, it would deny the stockholder franchise by abrogating the outcome of the stockholder-approved transaction and replacing it with terms desired by Madryn;

•
paying a “stockholder make-whole” to a subset of the Company’s stockholders would be inherently unfair to all the other stockholders and would be contrary to the Board’s fiduciary duties owed to all stockholders; and

•	the Board believed that the proposal was a pretense for Madryn to attempt to extract value for itself.
On February 8, 2024, Dr. Egholm telephoned Dr. Amin to inform him of the Board’s determination.
Madryn’s Proposal on February 23, 2024
On February 23, 2024, Dr. Amin emailed to Dr. Egholm a revised proposal seeking Series B-3 Preferred Stock solely for Madryn (and not for any other legacy SomaLogic stockholder) and a perpetual right of Madryn to designate one member of the Board (the “February 23 Proposal”).
On March 13, 2024, the Board held a meeting to, among other matters, review the terms of the February 23 Proposal. For reasons similar to why it rejected the January 16 Proposal, the Board determined that the February 23 Proposal was not in the best interest of all stockholders and rejected it. Later that day, Dr. Egholm called Dr. Amin to provide such notice.
Company Eliminates Series B Preferred Stock Capital Structure and Governance Rights
During the pendency of the Merger and after its closing, the Company received investor feedback that streamlining the Company’s capital structure by eliminating the Series B Preferred Stock would likely make the Company more attractive to new long-term investors and potential M&A partners.
During the first week in March 2024, the Company engaged with representatives of Viking Global Investors about a potential exchange transaction.
On March 18, 2024, the Company consummated an agreement with affiliates of Casdin Capital and affiliates of Viking Global Investors to exchange all outstanding shares of the Series B Preferred Stock held by affiliates of Casdin Capital and Viking Global Investors for shares of the Company’s common stock (the “Series B

Exchange”). This transaction eliminated the Series B Preferred Stock and its attendant senior rights and governance rights relative to the common stock. The issuance of the incremental shares of common stock represented less than 5% dilution on an as-issued basis and resulted in the elimination of all Series B Preferred Stock senior rights, including the elimination of the approximately $250 million liquidation preference, the put right in the event of a change in control and the Series B Preferred Stock governance rights. In its opposition to the Merger, Madryn had cited the existence of Series B Preferred Stock and its senior rights relative to the common stock as a major basis of its opposition.
Madryn Submits Notice of Intent to Nominate Directors
On March 15, 2024, the last permissible day under the Company’s advanced notice bylaw provision, Madryn submitted a letter notifying the Company of its intent to solicit stockholders with respect to certain matters at the Annual Meeting in accordance with the Company’s advance notice bylaw provision (the “Nomination Letter”). According to the letter, Madryn intended to seek approval from the Company’s stockholders with respect to (1) two Madryn-nominated directors – Dr. Avinash Amin and Kurtis J. Wolf (the “Madryn Nominees”) – in opposition to the Company’s nominees and (2) a non-binding proposal to declassify the Board (the “Declassification Proposal”).
Madryn’s Proposal on April 7, 2024
On April 7, 2024, following the completion of the Series B Exchange, Madryn delivered to the Company an updated proposal (the “April 7 Proposal”). The April 7 Proposal sought an agreement with the Company to (1) expand the size of the Board from seven to nine directors and appoint the Madryn Nominees (Mr. Wolf and Dr. Amin) and (2) require the Company to issue more shares of common stock to all legacy SomaLogic stockholders in order to, in effect, increase the exchange ratio in the Merger Agreement from 1.11 to approximately 1.40. The latter was a version of a “stockholder make-whole” provision that appeared in Madryn’s prior proposals, but was revised to reflect the fact that the Company no longer had any preferred stock outstanding. Specifically, the April 7 Proposal contemplated a payment equal to (i) the pro rata portion of the Company’s diluted common stock that legacy beneficial owners of SomaLogic would have owned following the consummation of the Merger at Madryn’s desired exchange ratio of 1.40 less (ii) the pro rata portion of the Company’s diluted common stock that legacy beneficial owners of SomaLogic owned as a result of the Series B Exchange and the consummation of the Merger at the 1.11 exchange ratio. The April 7 Proposal did not otherwise acknowledge the elimination of the Series B Preferred Stock whose existence had been cited by Madryn as a basis for its belief the Merger had undervalued SomaLogic. Further, the April 7 Proposal did not explain any basis for seeking representation on the Board or its relationship to the Nomination Letter, including the Declassification Proposal.
Nominating and Corporate Governance Committee and Board Consideration of Madryn Nominees; Recommendations
On April 8, 2024, Dr. Egholm notified Dr. Amin by email that the Nominating and Corporate Governance Committee had requested that the Madryn Nominees be available to be interviewed to assess their qualifications for service on the Board.
On April 9, 2024, Aggie Gallagher, the Company’s Chief Legal Officer, emailed to Dr. Amin a customary D&O questionnaire along with a list of supplemental questions for the purpose of assessing the independence of the Madryn Nominees.
On April 16, 2024, Dr. Amin returned completed D&O questionnaires for each Madryn Nominee as well as responses to the supplemental questions.
On April 24, 2024, two members of the Nominating and Corporate Governance Committee (Chairperson Tom Carey and Kathy Hibbs) had separate interviews with each of the Madryn Nominees to assess each candidate’s respective background and qualifications. During Dr. Amin’s interview with the Nominating and Corporate Governance Committee, Dr. Amin, among other things, (1) complimented the Company’s current management, (2) observed that the current Board does not apparently lack any requisite skillsets, and (3) acknowledged that the “stockholder make-whole” provision of his proposals, which addresses only the legacy SomaLogic stockholders, might not make sense, given the Board’s obligation to act as a fiduciary for all stockholders. During Mr. Wolf’s interview with the Nominating and Corporate Governance Committee, Mr. Wolf

said, among other things, that he was unfamiliar with Madryn’s prior proposals, even though the April 7 Proposal was affixed to Mr. Wolf’s D&O questionnaire responses. Once described to him, Mr. Wolf acknowledged that a proposal seeking to pay a subset of the Company’s stockholders would seem problematic for any board to approve given that the Board owes fiduciary duties to all stockholders.
Later in the day on April 24, 2024, and again on April 25, 2024, the Nominating and Corporate Governance Committee held a meeting to discuss the Madryn Nominees. Those Committee members who had participated in the interviews participated in these meetings. In its discussions, the Nominating and Corporate Governance Committee considered a number of factors, including the following:
•
The Nominating and Corporate Governance Committee’s belief that the intention of Madryn in making the nominations was to serve only a subset of the Company’s stockholders, or Madryn itself, given the focus of Madryn’s proposals on receiving additional consideration. Therefore, the Nominating and Corporate Governance Committee had concerns regarding whether Dr. Amin and Mr. Wolf would act in the best interests of all of the Company’s stockholders, collectively, as their fiduciary duties would require.

•
The lack of experience of the Madryn Nominees relevant to the Company’s long-term strategy of unlocking value in the highly fragmented life science tools space at scale by leveraging management expertise and operating discipline to drive value creation for all of the Company’s stockholders.

•
The lack of additive or relevant other skills, experience or diversity of background of the Madryn Nominees relative to the skills, experiences and diversity of background of the existing Board members.

On April 25, 2024, the Nominating and Corporate Governance Committee determined to recommend to the Board (1) not to nominate the Madryn Nominees and to recommend stockholders vote against the Declassification Proposal, (2) to nominate Messrs. Cox and Eloi to stand for election at the Annual Meeting, and (3) to reject the April 7 Proposal, with its “stockholder make-whole” provision.
On April 25, 2024, the Board met with members of the Company’s management and the Company’s advisors to consider the appointment of the Madryn Nominees to the Board, the Declassification Proposal and the April 7 Proposal. The Nominating and Corporate Governance Committee described its recommendations with respect to the Madryn Nominees, the Declassification Proposal and the April 7 Proposal (inclusive of the “stockholder make-whole” provision). After extensive discussion, the Board unanimously determined to accept such recommendations. With respect to the rejection of the April 7 Proposal, the Board determined to make no counterproposal, given its belief that Madryn’s underlying premise had no validity and failed to treat fairly all stockholders. Later in the day on April 25, 2024, Mr. Carey emailed Dr. Amin to convey the foregoing and to provide written notice pursuant to Rule 14a-19(d) under the Exchange Act.
On May 2, 2024, Madryn made a books-and-records demand on the Company pursuant to Section 220 of the Delaware General Corporation Law. The demand sought information from the Company about its stockholders to, among other things, enable Madryn to communicate with the Company’s other stockholders in connection with the election of directors at the Annual Meeting. The Company is evaluating such demand.

MANAGEMENT AND CORPORATE GOVERNANCE
Corporate Governance Principles
Our Board has adopted a set of principles that establish the corporate governance policies pursuant to which the Board intends to conduct its oversight of our business in accordance with its fiduciary responsibilities. Among other things, these corporate governance principles address the establishment and operation of Board committees, the role of our chairperson, and matters relating to director independence and performance assessments. Our corporate governance principles can be found on our website at https://investors.StandardBio.com by clicking on Governance — Governance Overview.
Role and Composition of the Board
As identified in our corporate governance principles, the role of our Board is to oversee the performance of our CEO and other senior management. Our Board is responsible for hiring, overseeing, and evaluating management, while management is responsible for running our day-to-day operations.
Our Board currently has seven members and is divided into three staggered classes of directors. The Board is nominating two nominees for election as Class II Directors.
The following table sets forth the names, ages as of April 30, 2024, and certain other information for each of our current directors:
Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Michael Egholm, Ph.D.	I	61	President, CEO and Director	2022	2026	—
Thomas Carey(3)	I	62	Chairperson	2024	2026	—
Eli Casdin(1)(3)	I	51	Director	2022	2026	—
Troy Cox(1)(2)	II	59	Director	2024	2024	2027
Fenel M. Eloi(2)	II	66	Director	2023	2024	2027
Kathy Hibbs(2)(3)	III	60	Director	2024	2025	—
Frank Witney, Ph.D.(1)(2)	III	70	Director	2022	2025	—
(1)	Member of our Human Capital Committee.
(2)	Member of our Audit Committee.
(3)	Member of our Nominating and Corporate Governance Committee.
Michael Egholm, Ph.D. has served as our Chief Executive Officer and President, and a member of our Board, since April 2022. Dr. Egholm has more than 25 years of proven leadership in developing and commercializing innovative technologies. Prior to joining the Company, he was chief executive officer of Standard BioTools, LLC from October 2021 until April 2022. Prior to that, Dr. Egholm served as the chief technology officer of Danaher Life Sciences from 2017 to September 2021, where he also founded and led Danaher’s corporate venture fund, and he served as president, biopharmaceuticals at Pall Corporation from 2014 to 2017, and chief technology officer from 2010 to 2014. Prior to that Dr. Egholm served as the chief technology officer of Roche’s 454 Life Sciences Corporation. Dr. Egholm is an elected member of the Royal Danish Academy of Sciences and Letters and the named inventor of 40 U.S. patents. he has published more than 100 research papers, with several in renowned peer reviewed journals, including Science, Nature, and The New England Journal of Medicine. Dr. Egholm earned a Ph.D. and Master’s degree in Chemistry from the University of Copenhagen. We believe that Dr. Egholm’s extensive industry experience with life sciences companies qualifies him to serve on our Board.
Thomas Carey was appointed as a member of our Board in January 2024 after previously serving on the board of directors of SomaLogic. He has over twenty-five years in executive search and consulting experience within the life sciences sector. From 2015 through 2022, he served as founder and managing partner of the Perspective Group, a boutique life sciences board and executive search firm. Before founding the firm, from 2010 through 2015, Mr. Carey served as the Global Head of the Healthcare and Life Sciences Practice for Russell Reynolds Associates and leader of the Life Sciences Board Practice for Spencer Stuart. Prior to entering the search industry, Mr. Carey served as an investment banker and then chief financial officer of both private and public healthcare and information technology companies. Mr. Carey earned a bachelor’s degree from the College of the Holy Cross and an MBA from the Kellogg Graduate School of Management at Northwestern University. He also previously served as the Chair of the Board of Vital Biosciences and held an eight-year tenure on the board of Exact Sciences (Nasdaq: EXAS). Mr. Carey brings more than twenty years of broad life sciences industry expertise. We believe that Mr. Carey’s background in finance and the executive search industry also provides our Board a valuable perspective with respect to financial strategy, key executive hires and other personnel-related matters.
Eli Casdin has served as a member of our Board since April 2022. Mr. Casdin currently serves as chief investment officer of Casdin Capital, an investment firm specializing in life sciences, which he founded in 2011. Prior to founding Casdin Capital, Mr. Casdin was a vice president at Alliance Bernstein’s thematic investment arm from 2007 until 2011, focusing on new technologies for the life sciences and healthcare sectors. Mr. Casdin previously held positions at Bear Stearns, an investment bank and Cooper Hill Partners, a biotechnology-focused investment firm. Mr. Casdin also previously served on the board of directors of SomaLogic and currently serves on the board of directors of GeneDx (Nasdaq: WGS). Mr. Casdin has previously served on the board of directors of Absci Corporation, Century Therapeutics, Inc. and EQRx Inc., Exact Sciences Corporation, and Tenaya Therapeutics, Inc. He has also served as a board observer for 4D Molecular Therapeutics, Fulcrum Therapeutics, Invitae, Tango Therapeutics, and Verve Therapeutics, and served as chief executive officer and director of CM Life Sciences, Inc., CM Life Sciences II, Inc., and CM Life Sciences III, Inc., until August 2021, September 2021, and December 2021, respectively. Mr. Casdin also currently serves on the boards of directors of a number of privately held life sciences companies, and currently serves as a director on the Columbia University School of General Studies board of visitors, the Rockefeller University board of trustees, and the New York Genome Center board of directors. Mr. Casdin earned his B.S. from Columbia University and an M.B.A. from Columbia Business School. We believe that Mr. Casdin’s extensive experience as both an investor and executive in the biopharmaceutical industry, as well as his extensive service on the boards of directors of numerous life sciences and biotechnology companies, provides him with the qualifications and skills necessary to serve on our Board.
Troy Cox has served as a member of our Board since January 2024, after previously serving as a member of the board of directors of SomaLogic since September 2021 and as the Executive Chair of SomaLogic from October 17, 2022 through March 28, 2023 and prior to that, on the board of CM Life Sciences II. Mr. Cox has served as a director of SOPHiA GENETICS SA (Nasdaq: SOPH) since July 2019 and as its Chairman since February 2020, a director of LetsGetChecked Inc. since October 2019 and as its Vice Chairman since May 2020, as a director at Zymeworks Inc. (NYSE: ZYME) since June 2019, and director at Biosplice Therapeutics since April 2021. Mr. Cox also currently serves as a director for Dream Foundation non-profit and previously Massachusetts BioTechnology Council (MassBio). Mr. Cox previously led Foundation Medicine, Inc. as President and Chief Executive Officer from February 2017 to February 2019, including its acquisition by Roche in July 2018. Prior to Foundation Medicine, Troy served as Senior Vice President and an officer at Genentech, Inc. from February 2010 to February 2017. Before joining Genentech, Mr. Cox held executive and senior roles of increasingly broad accountabilities including president at UCB BioPharmaceuticals, Senior Vice President at Sanofi-Aventis and diverse foundational roles at Schering-Plough. Mr. Cox received an M.B.A. at the University of Missouri and B.B.A. in Finance from the University of Kentucky. We believe that Mr. Cox’s qualifications to serve on our Board include his extensive operational and strategic experience in the life sciences industry as an executive as well as a board director and in connection with evaluation and execution of business transaction and merger opportunities.
Fenel M. Eloi has served as a member of our Board and Audit Committee since March 2023. Mr. Eloi has served as Managing Partner of P&M Capital Partners, LLC since April 2018. From September 2006 until March 2018, Mr. Eloi served as Chief Operating Officer of Cell Signaling Technology and, prior to that, he served as Chief Financial Officer of Cell Signaling Technology. Mr. Eloi also served as Chief Operating Officer and Chief Financial Officer of Interleukin Genetics and Chief Financial Officer of Genome Therapeutics Corporation. Since February 2021, Mr. Eloi has served on the board of directors of 908 Devices, Inc. where he chairs the audit committee. Mr. Eloi currently serves on the board of directors and as chairperson of the audit committee of several privately held companies, including MitoTherapeutix, Inc. and Ultivue, Inc., and serves on the board of directors of Vaxess Technologies, Inc. and VIC Technology Venture Development. Mr. Eloi earned a B.A. in Business from Lee University and an M.B.A. from Anna Maria College. We believe that Mr. Eloi’s extensive experience as a life sciences operating leader, as well as his extensive financial experience in the life sciences industry qualify him to serve on our Board.
Kathy Hibbs was appointed as a member of our board of directors in January 2024, after serving on the board of directors of SomaLogic since March 2023. She currently serves as the Chief Administrative Officer for 23andMe (Nasdaq: ME), a global genomics and biotechnology company. She previously served 23andMe as the Chief Legal and Regulatory Officer and Secretary from June 2021 to February 2022 and as its Chief Legal and Regulatory Officer from 2014 to June 2021. Previously, Ms. Hibbs served as Senior Vice President and General Counsel of Genomic Health, Inc., a genetic research and cancer diagnostics company, from 2009 to 2014. Prior to that, from 2000 to 2009, Ms. Hibbs served as Senior Vice President and General Counsel of Monogram Biosciences Inc., and from 1995 to 1999, she was the Director of Legal Affairs at Varian Associates, Inc. followed by its successor, Varian Medical Systems, Inc. She serves on the board and as chair of the nominating and corporate governance committee of SOPHiA GENETICS SA (Nasdaq: SOPH) and previously was a board member of Decipher Biosciences (Nasdaq: DECI) until its acquisition. She also serves as a member of the Fast Company Impact Council and as a member of the board of directors of Cadex Genomics, Corp., a private company focused on molecular diagnostics tests to guide cancer treatment. Ms. Hibbs received her B.A. in Political Science from the University of California, Riverside, and her J.D. from the University of California, Hastings College of the Law. We believe Ms. Hibbs’ qualifications to serve on our Board include her more than 20 years of expertise in the clinical laboratory and medical device industries and her experience as a public company executive.
Frank Witney, Ph.D. joined our Board in April 2022. Dr. Witney has served as an operating partner at Ampersand Capital Partners, a private equity firm, since September 2016. From July 2011 to March 2016, Dr. Witney served as president and chief executive officer of Affymetrix, Inc., a provider of life science products and molecular diagnostic products, until Affymetrix was acquired by Thermo Fisher Scientific Inc. From April 2009 to May 2011, Dr. Witney served as president and chief executive officer of Dionex Corporation, a provider of analytical instrumentation and related accessories and chemicals. From December 2008 to April 2009, Dr. Witney served as Affymetrix’s executive vice president and chief commercial officer. From July 2002 to December 2008, Dr. Witney served as president and chief executive officer of Panomics Inc. Dr. Witney currently serves on the boards of directors of PerkinElmer Inc. (NYSE:PKI), Telesis Bio (Nasdaq: TBIO), Cerus Corporation (Nasdaq: CERS), Emulate, Inc., Leinco Technologies, Inc., BioEcho Life Science, and JumpCode Genomics, Inc. He has previously served on the boards of Gyros Protein Technologies, RareCyte Inc., GeneOptx, Canopy Bioscience, and Nexcelom Inc. Dr. Witney earned a B.S. in microbiology from the University of Illinois as well as a M.S. in microbiology and a Ph.D. in molecular and cellular biology from Indiana University. We believe that Dr. Witney’s experience in the life sciences industry and his relevant public board experience qualify him to serve on our Board.At each annual meeting of stockholders, a class of directors is elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the Class I, Class II and Class III Directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the year 2025 for the Class III Directors, 2026 for the Class I Directors, and 2027 for the Class II Directors.
2023 Board Meetings
During fiscal year 2023, our Board held eleven (11) meetings (including regularly scheduled and special meetings), and the various standing committees of our Board held a total of fifteen (15) meetings. All of our directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served during the past fiscal year, in each case during the period that they served as a director, except for Eli Casdin who attended seven (7) of the thirteen (13) meetings of the Board and of the committees on which he served during the past fiscal year, the entire period of which he served as a director.
Director Attendance at Annual Meeting of Stockholders
Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage all directors to attend.

Board Leadership Structure
Our corporate governance principles provide that the Board will fill the chairperson and CEO positions based upon the Board’s view of what is in our best interests at any point in time. Although our current chairperson is a non-employee director, the Board has not adopted any policy requiring separation of the chairperson and CEO positions or requiring allocation of the chairperson position to a non-employee director. Thomas Carey, an independent director with substantial public board and chairperson experience, as well as extensive executive leadership experience, currently serves as our chairperson. Mr. Carey previously served as a member of Exact Sciences Corporation’s (Nasdaq: EXAS), a publicly traded cancer diagnostics company, SomaLogic, Inc.’s (which previously traded under Nasdaq: SLGC) board of directors and as the chair of the board of directors of Vital Biosciences, Inc., a venture capital backed point-of-care diagnostics company. Our Board believes that Mr. Carey’s qualifications to serve as chairperson include his more than twenty years of broad life sciences industry expertise and his background in finance.
Separating the positions of the chairperson and CEO allows our CEO to focus on our day-to-day business, while allowing our chairperson to lead our Board in its fundamental role providing independent advice to and oversight of management. The Board believes that having an independent director serve as chairperson is the appropriate leadership structure for Standard BioTools at this time and demonstrates our commitment to good corporate governance.
Director Independence
As a company listed on The Nasdaq Global Select Market, we are required by the applicable listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) to maintain a board of directors comprising a majority of “independent directors,” as determined affirmatively by our Board. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of our Audit, Human Capital, and Nominating and Corporate Governance Committees be independent. In February 2024, our Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that more than a majority of our current directors are “independent directors” as defined under applicable Nasdaq rules, including Eli Casdin, Thomas Carey, Troy Cox, Kathy Hibbs, Frank Witney, Ph.D., and Fenel M. Eloi. Michael Egholm, Ph.D. is the only current director who is not considered an independent director because of his positions as our President and Chief Executive Officer. Our Board was composed of a majority of independent directors at all times during 2023 and continues to be so comprised. There are no family relationships among any of our directors and officers nor were there any such relationships during 2023.
Our Board previously determined that each of Gerhard F. Burbach, Bill Colston, Laura Clague, Martin Madaus, Ph.D., and Carlos Paya, M.D., Ph.D. was an independent director during his or her service as a director in 2023 until each stepped down in 2023 or 2024, as applicable.
There are no legal proceedings to which any of our directors or executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.
Executive Sessions of Independent Directors
In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of independent directors during each regularly scheduled board meeting and at such other times as requested by an independent director. These executive sessions are chaired by our independent chairperson. Dr. Egholm does not participate in such sessions.
Board’s Role in Risk Oversight
While our management team is responsible for the day-to-day management of the risks Standard BioTools faces, our Board has the responsibility to oversee management’s processes for identifying, monitoring, and addressing enterprise risks, evaluate and discuss with management its assessments of matters relating to enterprise risks, and oversee and monitor management’s plans to address such risks. The Board takes an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance, and to enhance stockholder value. In order to understand the most significant risks faced by the Company and the steps being taken to manage those risks, Standard BioTools conducts annual enterprise risk management assessments, facilitated by the Company’s executive leadership team in collaboration with the internal audit function, which are presented by management annually at a Board meeting. The Company’s information technology team conducts cybersecurity assessments, which are presented at each quarterly Audit Committee meeting. The Company is working toward enhancing its compliance policies, procedures and practices to continuously improve the Company’s approach to risk management. The Board’s review of our business is an integral aspect of its assessment of management’s tolerance for risk and its determination as to the appropriate level of risk for our Company.
Although the Board has determined that enterprise risk management should be the responsibility of the Board as a whole, it has delegated responsibility to oversee specific areas of risk management to its committees. Our Audit Committee focuses on financial risks, including risks related to the Company’s investment policy and practices, as well as overseeing and reviewing the Company’s cybersecurity, data privacy, and other information technology risks, controls and procedures, including the Company’s plans to mitigate cybersecurity risks and respond to data breaches. The Audit Committee also monitors the Company’s compliance with laws, regulations, and related Company policies, including our whistleblower policy, anticorruption compliance policy, related person transactions policy, and Code of Ethics and Conduct. Our Nominating and Corporate Governance Committee additionally assists the Board in fulfilling its oversight responsibilities with respect to the management of risk associated with corporate governance and board organization, membership, and structure. Our Human Capital Committee considers risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.
At periodic meetings of the Board and its committees and in other meetings and discussions, management reports to, and seeks guidance from, the Board and its committees with respect to the most significant risks that could affect our business, such as legal, financial, tax, audit, and cybersecurity-related risks. In addition, among other matters, management provides periodic reports on our compliance programs and efforts to our Audit Committee and reports with respect to governance to the Nominating and Corporate Governance Committee.
Board Committees
Our Board has three standing committees: an Audit Committee, a Human Capital Committee (previously referred to as the Compensation Committee), and a Nominating and Corporate Governance Committee. Each committee operates under a written charter approved by our Board that satisfies the applicable standards of the SEC and Nasdaq. The committee charters are available on our website at https://investors.StandardBio.com by clicking on “Governance — Governance Overview.”
Audit Committee. Our Audit Committee met five (5) times during fiscal 2023. Our Audit Committee is currently chaired by Mr. Eloi. The current committee members are Mr. Eloi, Mr. Cox, Ms. Hibbs and Dr. Witney. During the period from January 1, 2023 through March 15, 2023, the Audit Committee consisted of Ms. Clague (chair), Dr. Madaus and Dr. Witney. On March 15, 2023, Mr. Eloi joined the Audit Committee, and from March 15, 2023 through December 31, 2023, the Audit Committee consisted of Ms. Clague (chair), Dr. Madaus, Dr. Witney and Mr. Eloi. Our Board has determined that each member of the Audit Committee is independent and financially literate under the current rules and regulations of the SEC and Nasdaq and that Mr. Eloi qualifies as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC.
The Audit Committee oversees our corporate accounting and financial reporting process and the financial and cybersecurity aspects of our enterprise risk management process, and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is authorized to, among other things:
•	oversee the work of our independent registered public accounting firm;
•	approve the hiring, discharge, and compensation of our independent registered public accounting firm;
•	approve engagements of our independent registered public accounting firm to render any audit or permissible non-audit services;
•	evaluate the qualifications, independence, and performance of our independent registered public accounting firm;

•
discuss and, as appropriate, review with management and our independent registered public accounting firm our annual and quarterly financial statements and our major critical accounting policies and practices;

•	review management’s assessment of our internal controls; and
•	review the adequacy and effectiveness of our internal control policies and procedures.
Human Capital Committee. Our Human Capital Committee met five (5) times during fiscal 2023. Our Human Capital Committee is currently chaired by Dr. Witney. The current members of the committee are Dr. Witney, Mr. Casdin and Mr. Cox. During the period from January 1, 2023 through March 15, 2023, the Human Capital Committee consisted of Mr. Burbach (chair), Mr. Colston and Dr. Madaus. On March 15, 2023, Mr. Colston resigned from the Board and all committees and Dr. Paya filled the vacancy caused by his resignation. From March 15, 2023 through June 14, 2023, the Human Capital Committee consisted of Mr. Burbach (chair), Dr. Madaus and Dr. Paya. On June 14, 2023, Mr. Burbach resigned from the Board and all committees. On June 16, 2023, Dr. Paya resigned from the committee and Mr. Casdin and Dr. Witney joined the committee. From June 16, 2023 through December 31, 2023, the Human Capital Committee consisted of Dr. Madaus (chair), Mr. Casdin and Dr. Witney. Each member of the Human Capital Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq. Furthermore, if required to ensure compliance with Rule 16b-3 under the Exchange Act, a subcommittee of the Human Capital Committee or the Board considers and approves the grant of equity awards to our executive officers.
The Human Capital Committee oversees our corporate compensation programs and is authorized to, among other things:
•	review and approve, or make recommendations to the Board to approve, the compensation and benefits of our CEO and other executive officers;
•	review and approve, or make recommendations to the Board to approve, our corporate goals and objectives relevant to the compensation of our CEO;
•	provide oversight of the Company’s overall compensation plans and benefits program; and
•	administer our equity incentive plans.
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met five (5) times during fiscal 2023. Our Nominating and Corporate Governance Committee is currently chaired by Mr. Carey. The current members of the committee are Mr. Carey, Mr. Casdin and Ms. Hibbs. During the period from January 1, 2023 through June 14, 2023, the Nominating and Corporate Governance Committee consisted of Dr. Paya (chair) and Mr. Burbach. On June 14, 2023, Mr. Burbach resigned from the Board and all committees and Mr. Eloi filled the vacancy caused by his resignation. From June 14, 2023 through December 31, 2023, the Nominating and Corporate Governance Committee consisted of Dr. Paya (chair) and Mr. Eloi. Our Board has determined that each member of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq.
Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors and oversees our corporate governance matters. Among other things, the Nominating and Corporate Governance Committee is authorized to:
•	evaluate and make recommendations regarding the composition, organization, and governance of the Board and its committees;
•	evaluate the performance of members of the Board and make recommendations regarding committee and chair assignments;
•	recommend desired qualifications for Board membership and conduct searches for potential members of the Board;
•	oversee the orientation process for new directors and continuing director education;
•	review and recommend Board compensation programs for outside directors;
•	review and make recommendations concerning management succession planning; and
•	develop and make recommendations with regard to our corporate governance guidelines.

The Nominating and Corporate Governance Committee also reviews our initiatives with respect to sustainability and corporate responsibility, including environmental and social matters.
Considerations in Identifying and Evaluating Director Nominees
Our Nominating and Corporate Governance Committee has established policies and procedures relating to the consideration of any individual recommended as a prospective director nominee from stockholders. Please see the section entitled “Process for Recommending Candidates to the Board of Directors” below for details. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the Committee from other sources.
The Nominating and Corporate Governance Committee is responsible for determining the criteria for membership to our Board and recommending candidates for election to the Board. In its evaluation of director candidates, including the members of the Board eligible for reelection, our Nominating and Corporate Governance Committee considers the following:
•	the current size and composition of our Board and the needs of the Board and its respective committees;
•
factors such as character, integrity, judgment, diversity of background (including gender, race, and ethnicity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like; and

•	other factors that our Nominating and Corporate Governance Committee may consider appropriate.
Any nominee for a position on the Board must satisfy the following minimum qualifications:
•	the highest personal and professional ethics and integrity;
•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•	skills that are complementary to those of the existing Board;
•	the ability to assist and support management and make significant contributions to the Company’s success; and
•	an understanding of the fiduciary responsibilities required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, the Nominating and Corporate Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Nominating and Corporate Governance Committee, Board, or management. We have from time to time retained a third-party search firm to assist with the identification and evaluation of qualified candidates to serve on the Board.
Board Diversity
Our director nominating policies include specific references to factors relating to diversity, such as diversity of gender, race and national origin, education, professional experience, and differences in viewpoints and skills. Our Nominating and Corporate Governance Committee believes that it is essential that the Board members represent diverse viewpoints and considers these factors in its deliberations over Board expansion and potential candidates.

Board Diversity Matrix (as of April 30, 2024)
Board Size
Total Number of Directors	7
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Number of directors based on gender identity	6	1	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian (other than South Asian)	—	—	—	—
South Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	5	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Persons with Disabilities	—
Process for Recommending Candidates to the Board of Directors
It is the policy of our Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation. Stockholder recommendations for candidates to the Board must be directed in writing to Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Standard BioTools, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity of background and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like, and personal references. For details regarding the process to nominate a director directly for election to the Board at an annual meeting of the stockholders, please see item 32 of the General Information section entitled “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Nomination of Director Candidates.”
Board Tenure and Overboarding Policies
Our Board is committed to good board governance. In addition to the above, our Board, led by the Nominating and Corporate Governance Committee, has adopted a number of other governance principles applicable to our Board, including a principle of limited tenure for directors. Our Board believes that directors should not have “unlimited tenure” and, in general, a Board tenure of nine to ten years is encouraged for directors. Prior to each annual meeting of stockholders, including the Annual Meeting, the Nominating and Corporate Governance Committee considers whether each director eligible for reelection should stand for reelection based on tenure, among other factors.
Our Board has also adopted principles relating to “overboarding.” Prior to accepting a position to serve on any board of directors or other governing body of a for-profit corporation, for-profit organization, or other for-profit entity, our directors must notify relevant individuals, including the Chairperson of the Board and the Chair of the Nominating and Corporate Governance Committee. Unless an exception is specifically approved, directors may not accept additional board commitments that would cause them to be considered “overboarded” by the standards of Institutional Shareowner Services or Glass Lewis, and in no event should our non-employee directors sit on more than four (4) public-company boards.

Stockholder Engagement
We believe that understanding the perspective of our stockholders is a key component of good corporate governance and we are committed to an active and robust stockholder engagement program. The goals of our stockholder engagement program are to:
•	provide transparency and visibility into our strategy, our financial and operational performance, and our governance practices;
•	determine which issues are important to our stockholders and share our views on those issues; and
•	discuss and seek feedback on our business, executive compensation, and corporate governance policies and practices.
We engage with stockholders year-round, involving our investor relations team, senior management, and our chairman or Board committee chairs as appropriate and/or requested. This includes participating in investor conferences, industry and formal events, in person one-on-one meetings, and conference calls throughout the year.
Communications with the Board
We have a practice of regularly engaging with our stockholders to seek their feedback, as further described in the section entitled “Stockholder Engagement” above. Stockholders who wish to communicate with our Board or with an individual member of our Board are welcome to do so either (i) in writing, addressed to: Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080, Attn: Corporate Secretary, or (ii) by going online to https://investors.StandardBio.com and clicking on “Governance — Contact the Board.” Communications are distributed to our Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.
Corporate Responsibility and Sustainability
Our mission is to improve life through comprehensive health insight. Our cutting-edge biotechnology tools empower researchers to deepen human understanding of health and disease and accelerate the development of therapies to increase the quality of all life. Consistent with this mission, we strive to conduct our business in a manner that demonstrates our respect for the environment in which we live and operate and our concern for the health and safety of the personnel throughout our organization and supply chain.
In 2019, at the recommendation of our Nominating and Corporate Governance Committee, our Board adopted:
•	an enterprise-level environment, health, and safety policy;
•
a statement of commitment to doing business responsibly by aligning our strategies and global operations with the United Nations Global Compact principles on human rights, labor laws, environmental protection, and corruption in business;

•	a supply chain transparency and anti-slavery statement; and
•	a business partner code of conduct formally defining our expectations for our distributors, suppliers, vendors, contractors, agents, and all other third parties who provide products or services to us.
These policies and statements can be found on our website at https://investors.StandardBio.com/social-responsibility.
In April 2023, we published an update to our Environmental, Social, and Governance (“ESG”) Report, which was prepared to highlight information regarding our ESG programs. The development of our environmental, health, safety, and social responsibility programs is ongoing. We expect to provide updates and additional information on our website as we move forward.

Executive Officers
The names of our executive officers, their ages, their positions with Standard BioTools, and other biographical information as of April 30, 2024 are set forth below. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
Michael Egholm, Ph.D.	61	President, Chief Executive Officer, and Director
Jeffrey Black	55	Chief Financial Officer
Hanjoon Alex Kim	53	Chief Operating Officer
Michael Egholm, Ph.D. Please see the biographical information provided above in the section entitled “Role and Composition of the Board.”
Jeffrey Black joined the Company as Chief Financial Officer on May 15, 2023. Prior to joining the Company, Mr. Black served as Senior Vice President and Chief Financial Officer of Apollo Endosurgery Inc., a publicly listed medical technology company focused on endoscopic therapies for gastrointestinal conditions and interventional treatment of obesity, from August 2021 until April 2023, when Apollo was acquired by Boston Scientific. Prior to joining Apollo, he served as Executive Vice President and Chief Financial Officer of Alphatec Holdings, Inc., a publicly listed medical technology company focused on the surgical treatment of spinal disorders, from March 2017 to April 2021. Prior to joining Alphatec, Mr. Black was Senior Vice President and Chief Financial Officer of Applied Proteomics, Inc., a proteomics-based diagnostics company, Senior Vice President and Chief Financial Officer of AltheaDx, Inc., a pharmacogenetics diagnostics company, and Senior Vice President and Chief Financial Officer of Verenium Corporation, an industrial biotechnology company. Mr. Black began his career at Ernst & Young LLP. Mr. Black is a member of the board of directors of Cellana, Inc., where he serves as chair of the audit committee. Mr. Black received his B.S. in Business from the University of Arizona.
Hanjoon Alex Kim joined the Company as Chief Operating Officer on April 4, 2022. Prior to joining the Company, Mr. Kim served as the chief business officer of Standard BioTools, LLC, a life science tools company, since October 2021. Previously, he served in various roles at Milliken & Company (“Milliken”) from October 2015 to May 2021, including executive vice president and president of the Healthcare Division of Milliken from June 2019 to May 2021, executive vice president of the Growth Ventures Group from April 2017 to June 2019, and as executive vice president of corporate strategy and corporate development from October 2015 to June 2019. Prior to that, Mr. Kim served in various leadership roles at the Pall Corporation, the Water Quality Group, and the Motion Group at the Danaher Corporation. Mr. Kim received an M.B.A. from the Stanford Graduate School of Business, an M.S. in Mechanical Engineering from the University of Pittsburgh, and a B.S. in Mechanical Engineering from Carnegie Mellon University.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Compensation Policy
We have a non-employee director compensation policy (the “Compensation Policy”), adopted in April 2024, pursuant to which non-employee directors receive an annual retainer for service on our Board and an annual retainer for service on committees of the Board as set forth below. Prior to April 2024, we had an outside director equity compensation policy and our Board approved cash compensation terms for outside directors, with substantially similar terms to the Compensation Policy, other than certain amendments to the annual cash retainer for each non-employee director, certain amendments to the initial equity awards and annual equity awards for non-employee directors, and the addition of the annual equity award to the Chairperson, as described below.
Current Compensation Policy
Annual cash retainer for each non-employee director	$50,000
Additional cash retainer for chairperson of the Board	$50,000
Annual cash retainer for each Audit Committee member	$10,000
Annual cash retainer for each Human Capital Committee member	$7,000
Annual cash retainer for each Nominating and Corporate Governance Committee member	$5,000
Annual cash retainer for chairing the Audit Committee	$10,000
Annual cash retainer for chairing the Human Capital Committee	$8,000
Annual cash retainer for chairing the Nominating and Corporate Governance Committee	$5,000
The Compensation Policy also formalizes the granting of equity compensation to non-employee directors under our 2011 Plan. The Compensation Policy provides for grants of equity awards as set forth below:
		Grant Date Value:
Type of Award	Description	Restricted Stock Units (RSUs)	Stock Options
Initial Awards	Granted to new non-employee directors upon initial election / appointment	—	$350,000
Annual Awards	Granted to continuing non-employee directors on the date of each annual meeting of the Company’s stockholders following election / appointment	$100,000	$100,000
Chairperson Annual Award	Granted to continuing non-employee director for chairmanship of the Board on the date of each annual meeting of the Company’s stockholders following election / appointment	—	$50,000
Non-employee directors are eligible to receive all types of awards under the 2011 Plan except for incentive stock options, and may receive discretionary awards not covered by the Compensation Policy.
The exercise price of all stock options granted pursuant to the Compensation Policy will be 100% of the fair market value of our common stock on the date of grant and the term of all stock options will be ten years.
All awards granted to non-employee directors under the 2011 Plan are subject to vesting, conditioned upon the recipient’s continued service on the Board through the applicable vesting date, as set forth below.
•	Initial option awards vest and become exercisable in four equal annual installments.
•	Annual option awards and Chairperson annual awards vest and become exercisable in 12 equal monthly installments.
•
Annual restricted stock unit (“RSU”) awards vest in full on the earlier to occur of (i) the first anniversary of the grant date and (ii) one day prior to the date of the Company’s next annual meeting of stockholders.

Pursuant to the Compensation Policy, in the event of a Change of Control as defined in the 2011 Plan, all unvested equity awards then held by non-employee directors will become 100% fully vested as of the closing of the Change in Control.

RSUs in Lieu of Cash and RSU Deferral
Non-employee directors have the option to elect to receive an RSU award in lieu of 100% of their annual cash retainers payable for services to be rendered as a non-employee director, chairperson of the Board, or chair or member of any Board committee. RSUs elected in lieu of payments in cash vest quarterly but settlement of such RSUs can be deferred as described below.
Each non-employee director may elect to defer settlement of his or her RSU grants until the earlier of the termination of his or her service on our Board or a qualifying change in control.
Non-Employee Director Stock Ownership Guidelines
We maintain stock ownership guidelines for our non-employee directors, as well as our CEO and other executive officers, to further align their interests with the interests of our stockholders, which we review and revise periodically.
Pursuant to the guidelines, which were most recently updated by our Board in January 2023, each non-employee director is expected to accumulate and hold a number of shares of our common stock equal to four times his or her Board cash retainer, and to maintain this minimum amount of stock ownership during the director’s tenure on the Board. For purposes of determining stock ownership pursuant to the guidelines, we include shares owned outright and vested in-the-money stock options, but do not include value or shares attributable to unvested time vesting restricted stock, unvested and/or out-of-the money stock options and/or unearned performance shares. Our non-employee directors are expected to achieve the applicable level of ownership by the end of the fiscal year that follows the five-year anniversary of the date of the guidelines or the date a newly appointed non-employee director joins the Board.
Non-employee directors are not required to purchase shares on the open market in order to comply with the guidelines. In the event a non-employee director falls out of compliance with the guidelines at any time, they will be required to maintain 50% of the shares (net of tax and exercise costs) acquired through the vesting or exercise of awards until the guidelines are again satisfied.
2023 Director Compensation
The following table sets forth information concerning compensation paid or accrued for services rendered to us by members of our Board for the year ended December 31, 2023. The table excludes Dr. Egholm, who was a named executive officer during 2023, and did not receive any compensation from us in his role as a director in 2023.
Name	Fees Earned and Paid in Cash	Stock Awards(1)	Option Awards(1)	Total
Gerhard Burbach(2)	$32,500	—	—	$32,500
Thomas Carey(3)	—	—	—	—
Eli Casdin	$48,500	$57,500	$57,500	$163,500
Laura Clague(4)	$65,000	$57,500	$57,500	$180,000
Bill Colston(5)	$13,000	—	—	$13,001
Troy Cox(3)	—	—	—	—
Fenel M. Eloi(6)	$48,333	$206,000	$57,500	$311,833
Kathy Hibbs(3)	—	—	—	—
Martin Madaus, Ph.D.(7)	—	$123,500	$57,500	$181,000
Carlos Paya, M.D., Ph.D.(8)	$108,500	$57,500	$57,500	$223,500
Frank Witney, Ph.D.	$58,500	$57,500	$57,500	$173,500
(1)
Amounts represent the aggregate grant date fair value of the option award and RSU awards, as applicable, calculated in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures. See Note 11 of the notes to our audited consolidated financial statements included in our 2023 Annual Report for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options and RSU awards.

(2)	Mr. Burbach stepped down from the Board on June 14, 2023.
(3)	Mr. Carey, Mr. Cox, and Ms. Hibbs joined the Board on January 5, 2024.
(4)	Ms. Clague stepped down from the Board on January 5, 2024.

(5)	On March 15, 2023, Mr. Colston stepped down from the Board and Mr. Eloi filled the vacancy created by Mr. Colston’s resignation.
(6)	Mr. Eloi joined the Board on March 15, 2023.
(7)	Dr. Madaus stepped down from the Board on January 5, 2024. Dr. Madaus’ stock awards reflects RSUs received in lieu of $66,000 cash fees for 2023.
(8)	Dr. Paya stepped down from the Board on January 5, 2024.
Director Equity Awards
The aggregate numbers of shares underlying stock options and RSUs outstanding at December 31, 2023 for each non-employee director were as follows:
Name	Aggregate Number of Shares Underlying Stock Options Outstanding as of December 31, 2023	Aggregate Number of Shares Underlying RSUs Outstanding as of December 31, 2023
Gerhard F. Burbach	—	—
Thomas Carey	—	—
Eli Casdin	101,352	38,063
Laura M. Clague	136,142	73,877
Bill W. Colston	—	—
Troy Cox	—	—
Fenel M. Eloi	35,380	98,463
Kathy Hibbs	—	—
Martin D. Madaus, Ph.D.	101,352	69,302
Carlos V. Paya, M.D., Ph.D.	154,742	26,376
Frank Witney, Ph.D.	101,352	38,063

PROPOSAL 1
ELECTION OF CLASS II DIRECTORS
Board Structure
Our Board currently consists of seven directors, distributed among three staggered classes (Classes I, II, and III). Class I consists of three directors and Classes II and III consist of two directors each. At each annual meeting of stockholders, a class of directors is elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the current directors will expire at (i) the Annual Meeting, in the case of the Class II Directors, (ii) the 2025 annual meeting, in the case of the Class III Directors, and (iii) the 2026 annual meeting, in the case of the Class I Directors, with each director elected to hold office until the election and qualification of a successor director or their earlier death, resignation, or removal.
Company Nominees for Class II Directors (Term Expiring in 2027)
At the Annual Meeting, the two Class II Directors will be elected to the Board by the holders of our stock. As discussed above, our Nominating and Corporate Governance Committee recommended, and our Board nominated, Troy Cox and Fenel M. Eloi, both the current Class II Directors, as nominees for re-election as the Class II Directors at the Annual Meeting and each has consented to being named in this proxy statement.
Troy Cox, age 59, has served as a member of our Board since January 2024, after previously serving as a member of the board of directors of SomaLogic, Inc. (“SomaLogic”) since September 2021 and as the Executive Chair of SomaLogic from October 17, 2022 through March 28, 2023 and, prior to that, on the board of CM Life Sciences II. Mr. Cox has served as a director of SOPHiA GENETICS SA (Nasdaq: SOPH) since July 2019 and as its Chairman since February 2020, a director of LetsGetChecked Inc. since October 2019 and as its Vice Chairman since May 2020, as a director at Zymeworks Inc. (NYSE: ZYME) since June 2019, and director at Biosplice Therapeutics since April 2021. Mr. Cox also currently serves as a director for Dream Foundation non-profit and previously Massachusetts BioTechnology Council (MassBio). Mr. Cox previously led Foundation Medicine, Inc. as President and Chief Executive Officer from February 2017 to February 2019, including its acquisition by Roche in July 2018. Prior to Foundation Medicine, Troy served as Senior Vice President and an officer at Genentech, Inc. from February 2010 to February 2017. Before joining Genentech, Mr. Cox held executive and senior roles of increasingly broad accountabilities including president at UCB BioPharmaceuticals, Senior Vice President at Sanofi-Aventis and diverse foundational roles at Schering-Plough. Mr. Cox received an M.B.A. at the University of Missouri and B.B.A. in Finance from the University of Kentucky. We believe that Mr. Cox’s qualifications to serve on our Board include his extensive operational and strategic experience in the life sciences industry as an executive as well as a board director and in connection with evaluation and execution of business transaction and merger opportunities.
Fenel M. Eloi, age 66, has served as a member of our Board and Audit Committee since March 2023. Mr. Eloi has served as Managing Partner of P&M Capital Partners, LLC since April 2018. From September 2006 until March 2018, Mr. Eloi served as Chief Operating Officer of Cell Signaling Technology and, prior to that, he served as Chief Financial Officer of Cell Signaling Technology. Mr. Eloi also served as Chief Operating Officer and Chief Financial Officer of Interleukin Genetics and Chief Financial Officer of Genome Therapeutics Corporation. Since February 2021, Mr. Eloi has served on the board of directors of 908 Devices, Inc. where he chairs the audit committee. Mr. Eloi currently serves on the board of directors and as chairperson of the audit committee of several privately held companies, including MitoTherapeutix, Inc. and Ultivue, Inc., and serves on the board of directors of Vaxess Technologies, Inc. and VIC Technology Venture Development. Mr. Eloi earned a B.A. in Business from Lee University and an M.B.A. from Anna Maria College. We believe that Mr. Eloi’s extensive experience as a life sciences operating leader, as well as his extensive financial experience in the life sciences industry qualify him to serve on our Board.
Madryn Nominees for Class II Directors (Term Expiring in 2027)
As previously described, Madryn has notified the Company that it intends to nominate two nominees (the “Madryn Nominees”) to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board. The Board does NOT endorse any Madryn Nominee and unanimously recommends that you vote “FOR” the election of each of the two nominees recommended by the Board. Each of the Company and Madryn will use its own version of a universal proxy card containing the names of both the

Company’s and Madryn’s nominees. The Board urges you to vote “FOR” the election of each of the two nominees recommended by the Board using our enclosed WHITE universal proxy card and NOT to sign or return or vote using any other color universal proxy card sent to you by, or on behalf of, Madryn. If you have already voted using an other color universal card sent to you by, or on behalf of, Madryn, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of ONLY the Board’s nominees (Troy Cox and Fenel M. Eloi) by marking, signing, dating and returning the enclosed WHITE universal proxy card in the postage-paid envelope provided or following the instructions on your WHITE universal proxy card to vote via the Internet or telephone. Only the latest validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
Reasons for Board Recommendation to Vote for the Company Nominees
The Nominating and Corporate Governance Committee and the Board have determined that Troy Cox and Fenel M. Eloi, the Company’s nominees to stand for re-election as Class II directors at the Annual Meeting, each possess the requisite professional background and experience and other skills and attributes to continue service on the Board. Among other factors considered by the Nominating and Corporate Governance Committee and the Board in reaching their determinations to nominate Messrs. Cox and Eloi for re-election, particular emphasis was placed on the fact that each of Messrs. Cox and Eloi (1) have significant operational experience in the life sciences industry that is specifically relevant to the Company’s long-term strategy of unlocking value in the highly fragmented life science tools space at scale by leveraging management expertise and operating discipline to drive value creation for all of the Company’s stockholders, (2) have experience serving on public company boards, with Mr. Eloi currently serving on the Company’s Audit Committee as its “audit committee financial expert”, and (3) have important historical institutional knowledge of the Company and legacy SomaLogic, respectively. In addition, given the recency of the closing of the SomaLogic merger and that the Board’s current blended composition was a material component of that transaction as approved by SomaLogic’s and the Company’s stockholders, the Nominating and Corporate Governance Committee and the Board believe it is important to afford the Company’s current directors, including Messrs. Cox and Eloi, the opportunity to execute on the Company’s announced long-term strategy.
As described elsewhere in this proxy statement, Madryn has notified the Company of its intent to nominate Avinash Amin and Kurtis J. Wolf (together, the “Madryn Nominees”) for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board. After considering the Madryn Nominees in accordance with its procedures for evaluating director nominees, the Nominating and Corporate Governance Committee and the Board unanimously determined that the Madryn Nominees lack the experience and attributes that the Nominating and Corporate Governance Committee and the Board believe are critical to serving the Company’s governance needs and supporting the execution of the Company’s long-term strategy. Among other factors considered by the Nominating and Corporate Governance Committee and the Board, particular emphasis was placed on (1) the Nominating and Corporate Governance Committee’s belief that the intention of Madryn in making the nominations was to serve only a subset of the Company’s stockholders, given the focus of Madryn’s proposals on receiving additional consideration, (2) the assessment that neither Madryn Nominee has experience relevant to the Company’s announced long-term strategy, and (3) the view that neither Madryn Nominee provides additive or relevant other skills, experience or diversity of background relative to the skills, experiences and diversity of background of Messrs. Cox and Eloi and the Company’s other existing Board members.
Required Vote
The Class II Directors elected to the Board will be elected by a plurality of the voting power present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. As described previously, Madryn has notified the Company of its intent to nominate two directors for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board. As a result, assuming such nominees are in fact proposed for election at the Annual Meeting and such nomination has not been withdrawn by Madryn prior thereto, the election of directors will be a contested election. This means that the two (2) director nominees receiving the greatest number of votes cast “FOR” their election will be elected. “WITHHOLD” votes and any broker non-votes (as described under the heading “How can I vote my shares?”) will be counted for purposes of determining whether there is a quorum at the Annual Meeting for this vote but will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

Recommendation
Our Board unanimously recommends using the enclosed WHITE universal proxy card to vote “FOR” the election of each of our Board’s nominees, Troy Cox and Fenel M. Eloi, as Class II Directors. Proxies solicited by the Board will be voted in accordance with our Board’s recommendation unless a stockholder has indicated otherwise on such stockholder's proxy card.
Please note that voting to “WITHHOLD” with respect to any Madryn Nominees on a universal proxy card sent to you by Madryn is NOT the same as voting for the Board’s nominees using the Company’s WHITE universal proxy card because a vote to “WITHHOLD” with respect to any Madryn Nominee on its other color universal proxy card will revoke any proxy you previously submitted. If you have already voted using Madryn’s universal proxy card, you have the right to change your vote, and we urge you to revoke your prior proxy by marking, signing, dating and mailing the enclosed WHITE universal proxy card in the postage-paid envelope provided or following the instructions on your WHITE universal proxy card to vote via the Internet or telephone. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Alliance Advisors, LLC, at 800-574-5969 (toll-free from the U.S. and Canada) or +1-209-692-6142 from other countries. Only the latest dated proxy card you submit will be counted. The Company is not responsible for the accuracy of any information provided by, or relating to, Madryn or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Madryn, or any other statements that Madryn may otherwise make.
In the event that Madryn withdraws its nominees, abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Madryn Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE universal proxy card or the Madryn’s other color universal proxy card, and stockholders can still sign and date a later submitted WHITE universal proxy card.
Although the Company is required to include all nominees for election on its universal proxy card, for additional information regarding the Madryn Nominees (including the information required by Item 7 of Schedule 14A) and any other related information please refer to Madryn’s proxy statement. Even if you would like to disregard our Board’s recommendation and elect one or both of Madryn’s Nominees, we strongly recommend you use the Company’s WHITE universal proxy card to do so. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE universal proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov).
If you are a registered holder and submit a validly executed WHITE universal proxy card but do not specify how you want your shares to be voted with respect to the election of directors, then your shares will be voted in accordance with the Board’s recommendation with respect to this proposal 1, i.e., “FOR” the two (2) nominees recommended by our Board and named in this proxy statement. Each nominee recommended by the Board has consented to serve if elected. If any of the nominees nominated or recommended by the Board become unavailable to serve as a director before the Annual Meeting, the Board may designate a substitute nominee or nominees, as applicable. In that case, the persons named as proxies will vote for the substitute nominee(s) designated by the Board. At this time, the Board knows of no reason why any of the two nominees recommended by the Board would not be able to serve as a director if elected. You are permitted to vote for fewer than two nominees. If you vote “FOR” only one nominee on your WHITE universal proxy card, your shares will be voted “FOR” only the nominee you have marked. If you vote “FOR” more than two nominees on your WHITE universal proxy card, your votes on the election of directors will be invalidated and not counted.
If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or complete your voting instructions via Internet, telephone or mail, your shares will be voted as you direct your bank or broker. However, if you sign and return your WHITE voting instruction form but do not specify how you want your shares voted with respect to the election of directors, then your shares will be voted in accordance with the Board’s recommendation with respect to this proposal 1, i.e., “FOR” the two (2) nominees recommended by our Board and named in this proxy statement. If you are a beneficial holder and you vote (i) “FOR” only one nominee on your WHITE voting instruction form, your shares will be voted “FOR” only the nominee you have marked, or (ii) “FOR” more than two nominees on your WHITE voting instruction form, your votes on the election of directors will be invalidated and not counted. It is important that you provide specific instructions to your broker or bank regarding the election of directors so that your vote with respect to this item is counted. Please carefully review the instructions provided by your bank or broker.

PROPOSAL 2
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT
At our 2023 annual meeting of stockholders, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our Board recommended and our stockholders approved holding an advisory vote on the compensation of our named executive officers every year; we believe an annual vote allows for a meaningful evaluation period of performance against our compensation practices. Accordingly, as required by Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement.
Compensation Program and Philosophy
The primary goals of our executive compensation program are to hire and retain talented and experienced executive officers who are motivated to achieve or exceed our short-term and long-term corporate goals. Our compensation philosophy is team-oriented and our success is dependent on what our management team can accomplish together. Therefore, we seek to provide our executive officers with comparable levels of base salary, bonuses, and annual equity awards that are based largely on overall company performance.
In determining the form and amount of compensation payable to our executive officers, we are guided by the following objectives and principles:
•	Team-oriented approach to establishing compensation levels;
•	Compensation should relate to Company performance;
•	Equity awards help executive officers think like stockholders; and
•	Total compensation opportunities should be competitive.
Our Board believes that our current executive compensation program has been effective at linking executive compensation to our performance and aligning the interests of our executive officers with those of our stockholders. We are asking our stockholders to indicate their support for the compensation of our named executive officers as disclosed in this proxy statement by voting in favor of the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of Standard BioTools Inc.’s named executive officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables, and narrative disclosures associated with the compensation table set forth in the proxy statement relating to Standard BioTools 2024 Annual Meeting of Stockholders.”
Our compensation program is described further below under “Executive Compensation” and in “Pay versus Performance.” Since our executives’ compensation is so heavily weighted in equity awards, there is close alignment between our executive officers realized pay and stockholder performance. Our Human Capital Committee, with the input of an independent consultant, approved compensation it believes closely aligns their interest with our stockholders.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to our named executive officers as disclosed in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against this proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
Although this say-on-pay vote is advisory and, therefore, will not be binding on us, our Human Capital Committee and our Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the Human Capital Committee will evaluate what actions may be necessary or appropriate to address those concerns.
Recommendation
Our Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to audit the financial statements of our Company for the fiscal year ending December 31, 2024 and recommends that stockholders vote in favor of the ratification of such appointment. PwC served as our registered independent public accounting firm for the fiscal years ended December 31, 2023 and 2022 and for prior years.
At the Annual Meeting, stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Stockholder ratification of the appointment of PwC is not required by our bylaws or other applicable legal requirements. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2024 if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of PwC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.
Principal Accounting Fees and Services
The following table sets forth the aggregate fees for audit services provided by PwC for the years ended December 31, 2023 and December 31, 2022:
	2023	2022
Audit fees(1)	$2,031,224	$2,184,987
Audit-related fees(2)	—	20,000
Tax fees(3)	—	—
All other fees(4)	900	4,150
Total fees	$2,032,124	$2,209,137
(1)
Audit fees for fees billed or to be billed by PwC for professional services rendered for the audit of our annual consolidated financial statements and management’s report on internal controls included in our annual reports on Form 10-K; for the review of the consolidated financial statements included in our quarterly reports on Form 10-Q; and for other services, including statutory audits and services rendered in connection with SEC filings and the merger with SomaLogic, Inc.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for tax compliance, advice, and planning services.
(4)
All other fees consist of amounts billed by PwC for professional services other than the services reported above. These include fees associated with permissible consulting services and a license fee that enables the company to utilize PwC’s specialized accounting research software.

Policy on Audit Committee Pre-Approval of Services Performed by Independent Registered Public Accounting Firm
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board (PCAOB) regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

All of the services of PwC for 2023 and 2022 described above were pre-approved by the Audit Committee.
Required Vote
Ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions, if any, will be treated as votes against this proposal. Broker non-votes, if any, will not affect the outcome of voting on this proposal.
Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN, AS AMENDED
We are asking our stockholders to approve an amendment to our 2011 Plan to increase the number of shares of common stock reserved for issuance thereunder by 19,125,000 shares (the “Amendment” and the 2011 Plan, as amended by the Amendment, the “A&R 2011 Plan”). Other than the Amendment, no material changes will be made to our 2011 Plan. Our Board approved the Amendment in April 2024, subject to the approval of our stockholders at the Annual Meeting. A copy of the A&R 2011 Plan is attached as Exhibit I to this proxy statement. If the Amendment is not approved by our stockholders, the 2011 Plan will continue by its terms, without the Amendment, and will terminate automatically on June 14, 2033.
Background
Before the Amendment, the aggregate number of shares of our common stock reserved for issuance under the 2011 Plan during its entire term was 34,188,924, plus any shares forfeited under pre-existing equity incentive plans after the effectiveness of the 2011 Plan. As of April 30, 2024, 44,494,648 shares of our common stock were subject to outstanding awards granted under all of our equity plans and 21,283,426 shares of our common stock were available for issuance under all of our equity plans.
In determining and recommending the increase to the share reserve under the 2011 Plan, our Board carefully considered a number of factors, including anticipated future equity needs, timing of future equity grants, historical and external market equity compensation practices, dilutive impact, burn rate, and plan duration. The number of additional shares being requested for authorization under the A&R 2011 Plan is 19,125,000 shares, or approximately 5% of our total shares of common stock outstanding as of April 30, 2024. If the Amendment is approved by our stockholders, we will have, in the aggregate, 40,408,426 shares available for issuance under all of our equity plans, of which 207,832 are available for issuance to only newly hired employees pursuant to the 2022 Inducement Equity Incentive Plan (“2022 Inducement Plan”), 1,580,619 available under the 2017 Employee Stock Purchase Plan and the remainder of which are reserved for issuance under the 2011 Plan.
Historical Grant Practices. Our Board considered the historical numbers of stock options, RSUs, performance-based stock options, and performance-based RSUs that we have granted in the past three years. The annual share usage, or burn rate, under our equity compensation program for the last three years was as follows:
Annual Share Usage Average	2021	2022	2023	Three-Year
Stock options granted	92,412	7,809,969	2,609,392	3,503,924
Performance-based stock options granted	—	—	—	—
Non-performance RSUs granted	3,294,511	6,769,474	3,727,688	4,597,224
Non-performance RSUs vested	2,225,372	2,462,553	2,934,119	2,540,681
Performance-based RSUs granted	416,442	—	308,764	241,735
Performance-based RSUs vested	133,484	—	—	44,495
Total equity awards granted(1)	3,803,365	14,579,443	6,645,844	8,342,884
Basic weighted average shares of common stock outstanding as of December 31	75,785,857	78,304,653	79,159,509	77,750,006
Annual share usage	2,863,922	9,973,647	4,147,543	5,661,704
(1)	Represents stock options, performance-based stock options, RSUs, and performance-based RSUs.
Forecasted Grant Practices. Based on our historical grant practices and including the anticipated grants of annual employee equity awards, new hire equity grants and performance-based long-term incentive awards described above, we currently forecast granting equity awards covering approximately 16,000,000 shares over the next 9-month period from the date of this proxy statement, which is equal to a “burn rate” of approximately 4.3% of the number of shares of our common stock outstanding as of April 30, 2024 (without consideration of shares potentially issuable upon conversion of outstanding convertible indebtedness). Based on a review of the equity grant practices of our compensation peer group, our burn rate is expected to be between the 50th and 75th percentiles of our peer group. In light of this forecast and external market analysis, we believe, and our Board considered, that the requested increase to the 2011 Plan’s share reserve will provide a sufficient number of shares to allow us to grant equity awards for the purpose of our expected annual awards, new hires, focal awards, any special retention needs, and employee growth through any opportunistic acquisitions or hiring through December 31, 2025. However, circumstances could alter this projection, such as a change in business conditions, our stock price, competitive pressures for attracting and retaining employees, or our Company strategy.
Awards Outstanding Under Existing Grants and Dilutive Impact. As of April 30, 2024, we had outstanding equity awards under the 2011 Plan, the 2022 Inducement Plan, and prior plans covering approximately 44,494,648 shares, assuming performance awards are earned at maximum achievement. These outstanding equity awards (commonly referred to as the “overhang”), together with the 19,702,807 shares currently available for grant under the 2011 Equity Incentive Plan and the 2022 Inducement Plan represented approximately 17.2% of the number of shares of our common stock as of April 30, 2024. The dilutive impact of the additional 19,125,000 shares that would be available for issuance under the A&R 2011 Plan would increase the overhang percentage by approximately five percentage points to approximately 22.3%, each based on our number of shares of our common stock as of April 30, 2024 (in all cases without consideration of shares potentially issuable upon conversion of outstanding convertible indebtedness). Based on a review of the equity grant practices of our compensation peer group, our overhang is expected to be between the 50th and 75th percentiles of our peer group.
If our stockholders do not approve the Amendment, the 2011 Plan will continue on its current terms. In that case, the shares reserved for issuance under the 2011 Plan may be insufficient to achieve our future incentive, recruiting, and retention objectives. Consequently, without stockholder approval of the Amendment, we believe our ability to attract and retain the individuals necessary to drive our performance and increase long-term stockholder value may be impaired. We therefore believe that stockholder approval of the Amendment is important to our continued success.
Our executive officers and directors have an interest in the approval of the Amendment by our stockholders because they would be eligible to receive awards under the A&R 2011 Plan. Our Board and Human Capital Committee have approved the Amendment subject to the approval of our stockholders at the Annual Meeting.
Reasons Why You Should Vote in Favor of the Approval of the Amendment to the 2011 Plan
Our Board recommends a vote for the approval of the Amendment because it believes the Amendment is in the best interests of the Company and its stockholders for the reasons below:
•
Aligns director, employee and stockholder interests. We currently provide long-term incentives by compensating participants with equity awards. With stockholders’ approval of the Amendment, we will be able to continue to maintain this means of aligning the interests of key personnel with the interests of our stockholders.

•
Approval is necessary to continue an equity-based compensation program. If our stockholders do not approve the Amendment, we may have to shift to a long-term compensation program that is heavily paid in cash for both our employees and directors, which would less closely align with the interests of our stockholders and negatively impact our cash management. Based on the remaining capacity our 2011 Plan, we expect we may not have sufficient capacity to make anticipated future grants of equity awards.

•
Attracts and retains talent. The A&R 2011 Plan will be a critical tool to the continued success of the Company by allowing us to continue to attract, retain and motivate key personnel and provide participants with incentives directly related to increases in the value of the Company.

•	Includes favorable corporate governance features. As described below, the A&R 2011 Plan has sound governance features and includes “best practices” provisions.
We believe that the benefits to our stockholders from equity award grants to our employees and directors outweigh the potential dilutive effect of grants under the A&R 2011 Plan. The Company believes that paying a significant portion of annual variable compensation in the form of equity awards is an effective method of aligning the interests of employees with those of our stockholders, encouraging ownership in the Company, and retaining, attracting and rewarding talented employees. We also believe that having a vehicle to pay a portion of compensation for our non-employee directors in stock awards is appropriate and consistent with market practices.

Information on Equity Compensation Plans as of April 30, 2024
The A&R 2011 Plan incorporates the following current governance favorable practices, which further align our equity compensation program with the interest of our stockholders.
1.	No “evergreen” provision. The number of shares of our common stock available for issuance under the A&R 2011 Plan is fixed and will not adjust based upon the number of shares outstanding.
2.
Stock options are not discounted. The A&R 2011 Plan prohibits granting stock options with exercise prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

3.	“Clawback” provision. Applicable awards granted under the A&R 2011 Plan are subject to recoupment under our current clawback policy or as otherwise required by law.
4.
Stock ownership guidelines. Our directors and covered officers are expected to achieve minimum stock ownership values, as described in this this proxy statement, within five years of eligibility or promotion.

5.
No tax gross-ups. No participant is entitled under the A&R 2011 Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Internal Revenue Code (the “Code”) that may be incurred in connection with awards under the A&R 2011 Plan.

The information included in this proxy statement and our 2023 Annual Report is updated by the following information regarding all existing equity compensation plans as of April 30, 2024:
Total stock options outstanding(1)	36,931,838
Weighted-average exercise price of stock options outstanding	$4.51
Weighted-average remaining duration of stock options outstanding (years)	1.1
Total full value awards outstanding(2)	7,562,810
Shares available for grant under the 2011 Equity Plan(3)	19,494,975
Shares available for grant under the 2022 Inducement Plan	207,832
Total shares of common stock outstanding	373,592,657
(1)	Includes time-based stock options outstanding.
(2)	The number of total full value awards outstanding including performance-based RSUs with assumed performance at the maximum level.
(3)	Assumes outstanding performance-based RSUs at the maximum level.
Summary of the A&R 2011 Plan
The Amendment to our 2011 Plan was approved by our Board in April 2024 and remains subject to stockholder approval to take effect. The following general description of the material features of the A&R 2011 Plan is qualified in its entirety by reference to the provisions of the A&R 2011 Plan set forth in Exhibit I to this proxy statement.
Eligibility. The A&R 2011 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code to our employees and the employees of our subsidiaries, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and the employees and consultants of our subsidiaries. As of April 30, 2024, we had six non-employee directors, approximately 125 consultants, and approximately 900 employees (including our employee director).
Shares Available for Grant and Shares Outstanding. If the Amendment is approved by our stockholders, the total number of shares of our common stock available for issuance under the A&R 2011 Plan would equal to 38,619,975 shares (assuming the shares available for grant as of April 30, 2024 remain available upon the Annual Meeting). If our stockholders do not approve the Amendment, the total number of shares of our common stock available for issuance under the A&R 2011 Plan will be 19,494,975 (assuming the shares available for grant as of April 30, 2024 remain available upon the Annual Meeting). As of April 30, 2024, 44,494,648 shares of our common stock are subject to outstanding awards granted under all our equity plans. As described in the paragraph below, outstanding awards under the A&R 2011 Plan that expire or are forfeited return to the pool to be available for grant.
Generally, if an option award expires or becomes unexercisable without having been exercised in full, or if restricted stock, performance shares, or shares subject to restricted stock units or performance units are forfeited or repurchased by us due to failure to vest, the unpurchased, forfeited, or repurchased shares that were subject to such awards will become available for future grant or sale under the A&R 2011 Plan (unless it has terminated). Except with respect to options, shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. If the exercise price or tax withholding obligation of an option is paid with shares, the number of shares available for issuance under the A&R 2011 Plan will be reduced by the gross number of shares for which the option is exercised. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance.
Administration. The A&R 2011 Plan is administered by our Board or a committee appointed by our Board. Currently, our Human Capital Committee administers the A&R 2011 Plan. Different committees may administer the A&R 2011 Plan with respect to different groups of service providers. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Subject to the provisions of the A&R 2011 Plan, the administrator generally has the power to make all determinations deemed necessary or advisable for administering the plan. The administrator has the power to determine the terms of awards, including the exercise price (if any), the number of shares subject to each such award, the time when awards may vest or be exercised (including the ability to accelerate the vesting and exercisability of awards), and the form of consideration payable upon exercise, if applicable. The administrator also has the authority to amend awards. The administrator may not implement any exchange program under which (i) outstanding awards are surrendered or canceled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. In addition, the administrator may provide for dividends or dividend equivalents to accrue on unvested awards, but no dividends or dividend equivalents will be paid until the vesting of such awards. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.
Stock Options. Options may be granted under the A&R 2011 Plan. Subject to the provisions of the A&R 2011 Plan, the administrator determines the terms and conditions of options, including when such options vest and become exercisable (and the administrator has the discretion to accelerate the time at which such options will vest or become exercisable). The per share exercise price of any option generally must be at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of our Company or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share of our common stock on the grant date. After a participant’s service terminates, they generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.
Stock Appreciation Rights. Stock appreciation rights may be granted under the A&R 2011 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of the A&R 2011 Plan, the administrator determines the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator has the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to pay any increased appreciation in cash, shares of our common stock, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value per share on the date of grant, and the term of a stock appreciation right may not be more than

10 years. After a participant’s service terminates, they generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term.
Restricted Stock. Restricted stock may be granted under the A&R 2011 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), and the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.
Restricted Stock Units. Restricted stock units may be granted under the A&R 2011 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed.
Performance Units and Shares. Performance units and performance shares may be granted under the A&R 2011 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator has the discretion to reduce or waive any performance objectives or other vesting provisions for performance units or performance shares. The administrator has the discretion to pay earned performance units or performance shares in the form of cash, shares, or in some combination of both.
Death and Disability. If the holder of an award issued under the A&R 2011 Plan incurs a termination of service as a result of death or disability, then 100% of the unvested shares subject to the award will accelerate and vest.
Transferability of Awards. The A&R 2011 Plan does not allow for the transfer of awards unless the administrator provides otherwise, and in no event may an award be transferred for value or consideration. Additionally, only the recipient of an award may exercise an award during his or her lifetime.
Outside Directors. The A&R 2011 Plan provides that any outside (non-employee) director, in any fiscal year, may not be granted equity awards under the plan with an aggregate grant date fair value of more than $400,000, or $500,000 with respect to his or her first year of service as an outside director. For purposes of this limitation, the grant date fair value is determined in accordance with U.S. generally accepted accounting principles (GAAP). Any equity awards granted under the A&R 2011 Plan to an outside director for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The outside (non-employee) director annual limits were developed with input from Meridian Compensation Partners, LLC, an independent compensation consulting firm, based on a review of non-employee director limits in equity plans for comparable companies.
Certain Adjustments. If there are certain changes in our capitalization, the administrator will adjust the number and class of shares that may be delivered under the A&R 2011 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the plan.
Dissolution or Liquidation. If there is a proposed liquidation or dissolution of our Company, the administrator will notify participants as soon as practicable before the effective date of such event and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.
Merger or Change in Control. The A&R 2011 Plan provides that if there is a merger of the Company with or into another company or a “change in control” (as defined under the A&R 2011 Plan) of our Company, each outstanding award will be treated as provided in the applicable award agreement or as described below. The administrator is not required to treat all awards similarly. If the successor corporation does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and the administrator will notify participants that awards will become fully exercisable, if applicable, for a specified period before the transaction. The award will then terminate upon the expiration of the specified period of time.
With respect to awards held by a non-employee director that are assumed or substituted for, if such non-employee director’s service as our director or that of a successor corporation is terminated on or after the date of such merger or change in control (except for a voluntary resignation that is not at the request of the acquirer), then the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and restricted stock units will lapse, and, with respect to performance units and performance shares, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met in the event.
Forfeiture and Clawback. All awards granted under the A&R 2011 Plan will be subject to recoupment under our current clawback policy and any clawback policy that we are required to adopt under applicable law. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events.
Plan Amendments and Termination. The A&R 2011 Plan will automatically terminate in April 2034, unless we terminate it sooner. In addition, our Board has the authority to amend, suspend, or terminate the A&R 2011 Plan, but such action will not impair the rights of any participant without his or her written consent.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the A&R 2011 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
Stock Appreciation Right. No income will be realized by a participant upon grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company (special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to certain covered employees designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer, and the next three highly compensated executives of such corporation whose compensation is required to be disclosed in its proxy statement.
Importance of Consulting a Tax Advisor. The foregoing discussion is a summary only and does not purport to be complete. In addition, the information is based upon existing U.S. tax laws and regulations and, therefore, is subject to change when those laws or rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax advisor as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of any award.
Plan Benefits
Since the adoption of the 2011 Plan through April 30, 2024, we have granted the following stock options and RSUs under the 2011 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options and RSUs are shares of our common stock.

Named Executive Officers	Shares Subject to Stock Options	Average Per Share Exercise Price of Options	Shares Subject to Restricted Stock Units	Dollar Value of Restricted Stock Units(1)
Michael Egholm, Ph.D. President, Chief Executive Officer and Director	—	—	212,126	$526,072
Jeffrey Black Chief Financial Officer	—	—	—	—
Hanjoon Alex Kim Chief Operating Officer	—	—	70,702	$175,341
Jeremy Davis Chief Commercial Officer	150,000	$2.42	650,000	$1,612,000
Executive officers as a group	1,864,811	$12.31	2,286,549	$5,670,642
Non-employee directors	1,160,594	$5.93	895,247	$2,220,213
All employees (excluding executive officers)	4,016,691	$9.57	18,777,641	$46,568,550
(1)	Reflects the aggregate fair value of the equity awards computed in accordance with ASC 718, based on the $2.48 closing price per share of our common stock on Nasdaq on April 30, 2024.
The amounts of future grants under the A&R 2011 Plan are not determinable and will be granted at the sole discretion of the Human Capital Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the A&R 2011 Plan or the amount or types of any such awards.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the Amendment. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.
Recommendation
Our Board of Directors recommends a vote “FOR” the approval of the Amendment.

PROPOSAL 5
NON-BINDING PROPOSAL TO DECLASSIFY THE BOARD
Madryn Asset Management, a stockholder of the Company, has notified the Company that it intends to submit, for stockholder consideration at the Annual Meeting, a non-binding proposal urging the Board to take all necessary steps to eliminate its classified structure and require that all directors be elected on an annual basis. The text of Madryn’s proposed resolution is reproduced below exactly as submitted by Madryn. A brief explanation of the reasons the Board unanimously recommends voting “AGAINST” Proposal 5 follows immediately thereafter.
Madryn Proposal
“RESOLVED, that the stockholders of the Corporation urge the Board to take all necessary steps to immediately declassify the Board such that directors are elected to the Board on an annual basis. The immediate declassification of the Board shall be done in the most expeditious and permissible manner available under Delaware law.”
Opposition Statement of the Company’s Board of Directors
The Board believes that the classified board structure, consisting of three classes of directors with each class being elected for a three-year term, provides the Company and stockholders with important benefits, as further described below. After careful and thoughtful consideration, the Board has unanimously determined that Proposal 5 is NOT in the best interests of the Company or its stockholders. Accordingly, the Board recommends that you vote “AGAINST” Proposal 5 using the WHITE universal proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 5.
The Board strongly supports maintaining the existing classified board structure. The Board is committed to strong corporate governance policies and believes that its current classified Board structure is in the best interests of the Company and its stockholders. The Board believes that while there are valid arguments in favor of, and in opposition to, classified boards, there is no “one size fits all” governance approach that suits all companies and that the appropriate standard by which to judge the classified board structure is whether it protects and promotes the interests of the Company’s stockholders. The Board believes that the classified board structure provides important benefits that protect and promote the interests of the Company’s stockholders. The Board encourages the Company’s stockholders to consider the following when voting on the proposal:
•
The classified Board promotes depth of knowledge, leadership continuity and focus on executing our long-term strategy, which is vital to stockholder value creation. The Board believes that the continuity afforded by a classified board structure is essential to assuring proper oversight of a company operating in the competitive and dynamic life sciences tools industry in which the Company operates. A classified board structure ensures that, at any given time, a majority of the Company’s directors will have prior experience as a Company director and deep knowledge of the Company’s business and long-term strategy. This is particularly important to the Company as it implements its bold strategy of unlocking value in the highly fragmented life sciences tool space at scale by leveraging its management expertise and operational discipline to drive value creation for all stockholders.

Further, newly public companies often have a classified board structure, which they typically maintain until they reach a more mature stage. The Board considers the recent merger combination of the Company and SomaLogic to be a transformative merger and a significant step in implementing the Company’s strategy. The Board believes that a classified board structure enables continuity of Board leadership that is critical for delivering long-term value to the Company’s stockholders. Finally, the Board believes that a classified structure will continue to strengthen the Company’s ability to recruit high-quality directors who are knowledgeable about the Company’s business and industry, are willing to make a significant and long-term commitment to the Company and its stockholders and are positioned to make decisions that are in the best interests of the Company and its stockholders.
•
Our corporate governance practices and policies ensure that directors are highly accountable to stockholders and that the directors are able to exercise independence in their decision making and oversight. The Board believes that the Company’s directors are accountable to stockholders. The Company has adopted governance practices that enhance director accountability and the Board’s ability to provide independent oversight. For example, the Board currently has a separation of the offices of Chief Executive Officer and Chairperson of the Board, with an independent Chairperson to focus on oversight responsibilities. The Board believes this structure promotes open discussion among the Company’s independent directors and enhances the Board’s ability to provide independent oversight of the Company’s management and its business. In addition, based on feedback from stockholders during the pendency of the Merger and after the closing of the SomaLogic merger, the Company recently completed an exchange transaction to eliminate all of the Company’s outstanding Series B Preferred Stock, which had special governance rights (including director nomination rights and director veto rights on certain corporate actions) and other senior rights relative to the Company’s common stockholders. With the elimination of the Series B Preferred Stock, all of the Company’s stockholders have the same rights, including all common stockholders voting with respect to each director nominee. The Board believes that directors elected to three-year terms under the Company’s classified board structure are equally accountable to stockholders as directors elected annually, since all directors are required to uphold their fiduciary duties to the Company and its stockholders, regardless of the length of their term of office. The Board believes that the classified board structure enhances the independence of non-management directors by providing them with a longer assured term of office, thereby insulating them from pressures from special interest groups that might have an agenda contrary to the long-term interests of all stockholders.
•
Increased stability. The Board believes that the classified board structure promotes stability by buffering the Company from any potential hostile acquirers or arbitragers that may have only a short-term focus and protecting against unfair or abusive takeover tactics. The classified board structure does not insulate the Company from potential acquisitions or changes in the composition of the Board, and it does not alter the fiduciary responsibility of directors in responding to any such efforts or the accountability of the directors to the Company’s stockholders. Instead, it enhances the Board’s ability to negotiate the best results for stockholders in any potential takeover situation by providing incumbent directors additional opportunity to evaluate the adequacy and fairness of any takeover proposal, negotiate on behalf of all stockholders and weigh alternative methods of maximizing stockholder value.

•
Protection from potentially abusive and unfair takeover tactics. The classified board structure is designed to safeguard the Company against the efforts of a third-party intent on quickly taking control of, and not paying fair value for, the business and assets of the Company. The classified board structure enhances the ability of the Board to negotiate the best results for all stockholders in the face of any takeover proposal by preventing the replacement of a majority of our directors with hostile nominees at a single annual meeting.

Procedural Matters
Madryn did not purport to submit this proposal pursuant to SEC Rule 14a-8. Accordingly, the Company has voluntarily included this proposal in its proxy statement and on its WHITE universal proxy card. Stockholders should be aware that this proposal is a non-binding request that the Board consider the action stated in this proposal. Approval of this proposal by the Company’s stockholders may not result in the requested action being taken by the Board. The directors, in exercising their fiduciary duties, must still evaluate and consider this proposal, which, as stated above, they have already done. Approval of this precatory stockholder proposal would not, by itself, eliminate the classified board structure or provide for the annual election of directors. To declassify the Board, a formal amendment of our Eighth Amended and Restated Certificate of Incorporation would need to be approved and declared advisable by the Board and submitted to our stockholders for approval at a future stockholders meeting. Approval of such an amendment would require the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting securities of the Company, voting together as a single class.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve Proposal 5, as disclosed in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against this proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.

Recommendation
Based on the foregoing, the Board has concluded that the Company’s classified Board structure continues to protect and promote the interests of the Company’s stockholders and recommends that stockholders vote “AGAINST” Proposal 5 using the WHITE universal proxy card. Proxies received by the Board will be voted against such proposal unless a stockholder indicates otherwise on such stockholder's proxy.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board in fulfilling its oversight responsibility over the Company’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits, to prepare the Company’s financial statements, or to assess the Company’s internal control over financial reporting. Management has the primary responsibility for preparing the financial statements and assuring their accuracy, effectiveness, and completeness. Management is also responsible for the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and internal control over financial reporting and expressing its opinion as to whether the statements present fairly, in accordance with accounting principles generally accepted in the United States, the Company’s financial condition, results of operations, and cash flows. However, the Audit Committee reviews and discusses the financial statements with management and the independent registered public accounting firm prior to the presentation of financial statements to our stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs.
Unless the Audit Committee has reason to question its reliance on management or the independent registered public accounting firm, the members of the Audit Committee necessarily rely on information provided to them by and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles. Furthermore, the Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of the Company’s financial statements have been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with accounting principles generally accepted in the United States.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm to review the Company’s audited 2023 consolidated financial statements (including the quality of the Company’s accounting principles). Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee consulted with management and the independent registered public accounting firm prior to approving the presentation of the audited 2023 consolidated financial statements to stockholders. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB.
The Audit Committee has discussed with the independent accountant the independent accountant’s independence from the Company and its management. As part of that review, the Audit Committee received the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the Company’s audited consolidated financial statements for the year ended December 31, 2023 for filing with the SEC as part of the Company’s 2023 Annual Report. The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
The Audit Committee

Fenel M. Eloi (Chair)
Troy Cox
Kathy Hibbs
Frank Witney, Ph.D.
The Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates the Audit Committee Report by reference therein.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Named Executive Officers
Our named executive officers (“NEOs”) for 2023 were:
Michael Egholm, Ph.D.	Chief Executive Officer, President and Director
Jeffrey Black	Chief Financial Officer
Hanjoon Alex Kim	Chief Operating Officer
Jeremy Davis	Chief Commercial Officer
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our NEOs for the years ended December 31, 2023 and 2022.
Name	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan(2)	All Other(3)	Total
Michael Egholm, Ph.D. President, Chief Executive Officer and Director	2023	$596,667	—	$560,421	—	$774,000	—	$1,931,088
	2022	$373,106	—	$3,136,336	$12,243,415	$142,472	$520	$15,895,848
Jeffrey Black, Chief Financial Officer(4)	2023	$259,375	—	$400,000	$558,272	$273,900	$750	$1,492,297
	2022	—	—	—	—	—	—	—
Hanjoon Alex Kim, Chief Operating Officer	2023	$430,000	—	$186,788	—	$290,000	$3,000	$909,788
	2022	$298,485	—	$1,120,121	$4,372,645	$62,687	$3,000	$5,856,938
Jeremy Davis, Chief Commercial Officer(5)	2023	$415,000	—	$363,000	$268,557	$231,000	—	$1,277,557
	2022	$298,485	—	$1,040,000	—	$62,687	$3,000	$1,404,172
(1)	The amounts represent the aggregate grant date fair value of equity awards granted in the year indicated, calculated in accordance with FASB ASC Topic 718 without regard to estimated forfeitures.
(2)
The amounts represent performance-based bonuses pursuant to our annual cash incentive program under the Executive Bonus Plan. For a description of our annual cash incentive program, please see the section entitled “Annual Cash Incentive Program” below.

(3)	The amounts represent contributions made under the Company’s 401(k) defined contribution plan.
(4)	Mr. Black joined as the Company’s Chief Financial Officer in May 2023.
(5)	Mr. Davis continues to serve as the Company’s Chief Commercial Officer but ceased serving as an “executive officer” under the Exchange Act as of March 2023.
Narrative to the Summary Compensation Table
Employment and Transition Agreements
Offer Letter with Dr. Egholm, President, CEO, and Director. In January 2022, Dr. Egholm and the Company entered into an agreement pursuant to which he was appointed as the Company’s President and CEO (the “Egholm Letter”) on April 4, 2022.
Pursuant to the Egholm Letter, Dr. Egholm serves as our CEO and President on an at-will basis, his annual base salary in 2022 was $500,000 (which was increased to $645,000 effective as of April 1, 2023 and again increased to $700,000 effective as of April 1, 2024), and he is eligible to receive an annual bonus with a target level of 100% of his base salary.
Pursuant to the Egholm Letter, Dr. Egholm received a one-time “staking grant” of nonqualified stock options (the “Egholm Option Award”) to purchase 4,529,773 shares of the Company’s common stock with a per share exercise price of $3.99. 25% of the shares subject to this award vested on the first anniversary of the vesting commencement date, and the remaining 75% vests in equal monthly installments over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.

In addition, pursuant to the Egholm Letter, Dr. Egholm received a “staking grant” of 786,049 restricted stock units (“RSUs”) (the “Egholm RSU Award”). 25% of the Egholm RSU Award vested on the first anniversary of the vesting commencement date, and the remaining 75% vests in equal annual installments over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below. Additionally, effective as of Dr. Egholm’s start date he received an additional grant of 632 RSUs, which have the same vesting terms as indicated above with respect to the Egholm RSU Award.
If Dr. Egholm’s employment is terminated due to his death or “disability” (as defined in the Severance Plan) (“Death/Disability”), a number of unvested shares underlying the Egholm Option Award and the Egholm RSU Award (if any), that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.
Dr. Egholm participates in the Severance Plan, as discussed below.
Offer Letter with Mr. Black, Chief Financial Officer. In May 2023, the Company entered into an agreement with Mr. Black pursuant to which he was appointed as the Company’s Chief Financial Officer (the “Black Letter”) on May 15, 2023.
Pursuant to the Black Letter, Mr. Black serves as our Chief Financial Officer on an at-will basis, his annual base salary in 2023 was $415,000 (which was increased to $450,000 effective as of April 1, 2024), and he was eligible to receive an annual bonus with a target level of 55% of his base salary in 2023 (which was increased to 60% effective as of April 1, 2024).
Pursuant to the Black Letter, Mr. Black received nonqualified stock options (the “Black Option Award”) to purchase 400,00 shares of common stock, with an exercise price per share of $1.90. 25% of the shares subject to the Black Option Award vest on the first anniversary of the vesting commencement date, and the remaining 75% vests in equal monthly installments over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.
In addition, pursuant to the Black Letter, Mr. Black received 210,526 RSUs (the “Black RSU Award”). 25% of the shares subject to the Black RSU Award vest on May 15, 2024, the first anniversary of the vesting commencement date, and the remaining 75% vest in equal installments every three months over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.
If Mr. Black’s employment is terminated due to his Death/Disability, a number of unvested shares underlying the Black Option Award and Black RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.
Mr. Black participates in the Severance Plan, as discussed below.
Offer Letter with Mr. Kim, Chief Operating Officer. In January 2022, the Company entered into an agreement with Mr. Kim pursuant to which he was appointed the Company’s Chief Operating Officer (the “Kim Letter”) on April 4, 2022.
Pursuant to the Kim Letter, Mr. Kim serves as the Company’s Chief Operating Officer on an at-will basis, his annual base salary was $400,000 in 2022 (which was increased to $440,000 effective as of April 1, 2023 and again increased to $500,000 effective as of April 1, 2024), and he was eligible to receive an annual bonus with a target level of 55% of his base salary in 2023 (which was increased to 60% effective as of April 1, 2024). In addition, the Company agreed to reimburse Mr. Kim for relocation expenses up to $150,000.
Pursuant to the Kim Letter, Mr. Kim received nonqualified stock options (the “Kim Option Award”) to purchase 1,617,775 shares of common stock, with an exercise price per share of $3.99. 25% of the shares subject to the Kim Option Award vested on the first anniversary of the vesting commencement date, and the remaining 75% vests in equal monthly installments over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.
In addition, pursuant to the Kim Letter, Mr. Kim received 280,732 RSUs (the “Kim RSU Award”). 25% of the Kim RSU Award vested on the first anniversary of the vesting commencement date and the remaining 75% vests in equal annual installments over three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.

If Mr. Kim’s employment is terminated due to his Death/Disability, a number of unvested shares underlying the Kim Option Award and Kim RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.
Mr. Kim participates in the Severance Plan, as discussed below.
Offer Letter with Mr. Davis, Chief Commercial Officer. In April 2022, the Company entered into an agreement with Mr. Davis pursuant to which he was appointed Chief Commercial Officer of the Company (the “Davis Letter”) on April 4, 2022.
Pursuant to the Davis Letter, Mr. Davis serves as the Company’s Chief Commercial Officer on an at-will basis, his 2022 annual base salary was $400,000 (which was increased to $420,000 effective as of April 1, 2023 and again increased to $441,000 effective as of April 1, 2024), and he is eligible to receive an annual bonus with a target level of 55% of his base salary.
Pursuant to the Davis Letter, Mr. Davis received 250,000 RSUs (the “Davis RSU Award”). 25% of the shares subject to the Davis RSU Award vest on May 20, 2023, the first anniversary of the vesting commencement date, and the remaining 75% vests every three months over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability.
If Mr. Davis’s employment is terminated due to his Death/Disability, a number of unvested shares underlying the Davis RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.
Mr. Davis participates in the Severance Plan, as discussed below.
Annual Cash Incentive Program
Our cash incentive program, which is adopted annually by the Human Capital Committee pursuant to our Executive Bonus Plan, is intended to provide a significant portion of our executive officers’ potential compensation. Our cash incentive program is performance-based and designed to ensure that our executive officers are focused on our near-term performance—generally as measured by revenue and cash goals established in our annual operating plan. We believe the program supports our “pay-for-performance” culture.
In early 2023, our Human Capital Committee, in conjunction with our compensation consultant, Pearl Meyer, reviewed our annual cash incentive program to ensure its focus on the Company’s strategic imperatives and alignment with stockholder interests. The Human Capital Committee structured the 2023 cash incentive program (the “2023 Cash Incentive Program”) with the financial objectives of incentivizing revenue growth.
Target incentive opportunities for the executive officers are reviewed annually to ensure they are competitive as compared to our peer group and are based on annual base salary. The 2023 base salary, target cash incentive percentage, and target cash incentive amount under our 2023 Cash Incentive Program for each NEO are set forth in the table below:
Named Executive Officer	Annualized Base Salary ($)	Target Cash Incentive as a % of 2023 Base Salary	Target Cash Incentive Amount ($)
Michael Egholm, Ph.D.	645,000.00	100%	645,000.00
Jeffrey Black	415,000.00	55%	228,250.00
Hanjoon Alex Kim	440,000.00	55%	242,000.00
Jeremy Davis	420,000.00	55%	231,000.00
2023 Cash Incentive Program Structure. Our 2023 Cash Incentive Program was based on the achievement of two specified Company targets, revenue and free cash flow. The program had two equally weighted Company targets, which were equally weighted (i.e., 50% per specified period). Funding or potential payout under the program would initiate at 90% of the revenue target (threshold) and 15% over the free cash flow target if the revenue threshold was met and payout would be capped at target (200%).
The targets for the two specified performance periods under the 2023 Cash Incentive Program were as follows:
•	Metric 1: $108.7 million target revenue for Full Year 2023
•	Metric 2: ($31.7) million target Free Cash Flow for Full Year 2023

Committee Discretion
Under the cash incentive program, the Human Capital Committee retains discretion to pay or eliminate bonuses, including payments under this program, irrespective of achievement of the pre-established goals. We believe that maintaining this flexibility is helpful in ensuring that executive officers are neither rewarded nor penalized as a result of unusual circumstances not foreseeable at the time the goals were developed. The Human Capital Committee did not exercise its discretion to deviate from the requirements set for the 2023 Cash Incentive Program.
Equity Award Program
Historically, our Human Capital Committee has granted equity awards to new executive officers upon commencement of their employment and has considered providing additional grants to existing executive officers annually based on our overall individual and corporate performance. These options and RSUs generally vest based on continued service over four years, which is designed to ensure increased retention of our executive officers.
No Hedging or Pledging
The Company’s Insider Trading Policy prohibits all officers, directors, and other employees with access to sensitive Company information from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in the Company’s stock, including, among other things, short sales and transactions involving publicly traded options. In addition, such officers, directors, and employees are prohibited from holding the Company’s stock in margin accounts and from pledging the Company’s stock as collateral for loans. We believe that these policies further align the interests of our officers and directors with those of our stockholders.
Clawback Policy
In October 2023, our Board adopted a clawback policy as required by SEC rules and the corresponding Nasdaq listing standards. The clawback policy generally provides that we will seek to recover, in the event of a required accounting restatement, excess incentive compensation received by covered officers where that compensation is based on erroneously reported financial information, regardless of fault or misconduct.

Outstanding Equity Awards at Fiscal Year-End for 2023
The following table presents information concerning unexercised options and unvested stock awards outstanding as of December 31, 2023 for each NEO. Each outstanding equity award was granted pursuant to our 2011 Plan except where indicated. Vesting in all instances is subject to the NEO’s continued service through the applicable vesting date, except in the event of the Death/Disability of Dr. Egholm, Mr. Black, Mr. Kim or Mr. Davis, as described herein.
	Stock Options	Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares that Have Not Vested	Market Value of Shares that Have Not Vested(1)
Michael Egholm, Ph.D.	1,887,412(2)	2,642,361(2)	—	$3.99	4/4/2032	589,537(3)	$1,302,877
	—	—	—	—	—	231,579(7)	$511,790
Jeffrey Black	—	400,000(8)	—	$1.90	5/15/2033	210,549(9)	$465,313
Hanjoon Alex Kim	674,076(2)	943,699(2)	—	$3.99	4/4/2032	210,549(3)	$465,313
	—	—	—	—	—	77,185(7)	$170,579
	18,750(4)	131,250(4)	—	$2.42	7/20/2033	156,250(5)	$345,313
Jeremy Davis	—	—	—	—	—	166,667(6)	$368,334
	—	—	—	—	—	131,250(4)	$290,063
(1)
Based on the closing price of our common stock of $2.21 per share on December 31, 2023, as reported on The Nasdaq Global Select Market, and the number of RSUs and performance-based RSUs that had not vested as of December 31, 2023.

(2)	The stock options vest over four years, with 1/4th of the total number of shares subject thereto vesting on April 4, 2023 and 1/48th of such shares vesting monthly thereafter until fully vested.
(3)	The RSUs vest over four years, with 1/4th of the total number of shares subject thereto vesting on April 4, 2023 and 1/4th of such shares vesting every twelve months thereafter until fully vested.
(4)
The stock options and RSUs vest over four years, with 1/16th of the total number of shares subject thereto vesting on August 20, 2023 and 1/16th of such shares vesting every three months thereafter until fully vested.

(5)	The RSUs vest over four years, with 1/4th of the total number of shares subject thereto vesting on May 20, 2023 and 1/16th of such shares vesting every three months thereafter until fully vested.
(6)
The RSUs vest over three years, with 1/12th of the total number of shares subject thereto vesting on February 20, 2023 and 1/12th of such shares vesting every three months thereafter until fully vested.

(7)
Vesting of the performance-based RSUs was contingent upon the Board’s certification that the Company met certain revenue and EBITDA targets for 2023, which targets were determined to have been met on April 4, 2024. See below under the caption “Performance-Based Awards” for more information on these awards.

(8)	The stock options vest over four years, with 1/4th of the total number of shares subject thereto vesting on May 15, 2024 and 1/48th of such shares vesting monthly thereafter until fully vested.
(9)	The RSUs vest over four years, with 1/4th of the total number of shares subject thereto vesting on May 15, 2024 and 1/16th of such shares vesting every three months thereafter until fully vested.
Potential Payments Upon Termination or Change of Control
Severance Plan
Standard BioTools previously adopted the 2023 Change of Control and Severance Plan and entered into 2023 Change of Control and Severance Plan Participation Agreements (together, the “Standard BioTools Severance Plan”), with each of Dr. Egholm, Jeffrey Black, Hanjoon Alex Kim and Jeremy Davis (the “Standard BioTools Non-CEO Executives,” and together with Dr. Egholm, the “Standard BioTools Executives”). Each of the Standard BioTools Executives is eligible to receive certain payments and benefits under the Standard BioTools Severance Plan in the event that the Standard BioTools Executive’s employment with Standard BioTools is terminated without “cause,” or the Standard BioTools Executive terminates their employment with Standard BioTools for “good reason” (each as defined in the Standard BioTools Severance Plan).

Termination of Employment Other than for Cause or upon Death or Disability
Under the Standard BioTools Severance Plan, if the Standard BioTools Executive’s employment is terminated outside of the period beginning three months before a change of control and ending 12 months after a change of control (such period, the “Change of Control Period”) for a reason other than cause or the Standard BioTools Executive’s death or disability, the Standard BioTools Executive will be entitled to receive the following severance benefits:
•
Continued payments (less applicable withholdings) totaling 75% of the Standard BioTools Executive’s annual base salary in effect as of the date of termination in equal installments over a period of nine months in the case of the Non-CEO Executives, or, in the case of the Chief Executive Officer, 200% of his annual base salary paid in equal installments over a period of 24 months.

•
Reimbursement of costs of continued health coverage for the Standard BioTools Executive, the Standard BioTools Executive’s spouse, and/or the Standard BioTools Executive’s dependents, as applicable, for a period of up to nine months in the case of the Non-CEO Executives, or, in the case of the Chief Executive Officer, 12 months.

•
Reasonable outplacement services in accordance with any applicable policy of Standard BioTools that is in effect as of the Standard BioTools Executive’s termination (or if no such policy is in effect, as determined by Standard BioTools).

•
For the Chief Executive Officer, pursuant to Dr. Egholm’s Participation Agreement, 100% vesting acceleration of a number of unvested shares underlying Dr. Egholm’s then-outstanding equity awards that otherwise would vest during the period between his termination date and the one-year anniversary of his termination date (with the remainder forfeited on termination).

Termination of Employment without Cause or for Good Reason Following a Change of Control
Under the Standard BioTools Severance Plan, if the executive’s employment is terminated within the Change of Control Period either (i) by Standard BioTools for a reason other than cause or the Standard BioTools Executive’s death or disability or (ii) by the Standard BioTools Executive for good reason, the Standard BioTools Executive will be entitled to receive the following severance benefits:
•
A lump-sum payment (less applicable withholdings) totaling 150% in the case of the Non-CEO Executives, or, in the case of the Chief Executive Officer, 250%, of the sum of (x) the Standard BioTools Executive’s annual base salary (as in effect immediately before termination or immediately before the change of control, whichever is higher) plus (y) the greater of (A) the Standard BioTools Executive’s annual target bonus (as in effect immediately before termination or immediately before the change of control, whichever is higher) or (B) the average of the annual bonuses actually paid to the Standard BioTools Executive for the three fiscal years preceding the year in which termination occurs.

•	A pro-rated payment of the Standard BioTools Executive’s annual target bonus in effect at the time of the change of control.
•
Reimbursement of costs for continued health coverage for the Standard BioTools Executive, the Standard BioTools Executive’s spouse, and/or the Standard BioTools Executive’s dependents, as applicable, for a period of up to 18 months in the case of the Non-CEO Executives, or, in the case of the Chief Executive Officer, 30 months.

•
100% vesting acceleration of the Standard BioTools Executive’s then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

•
Reasonable outplacement services in accordance with any applicable policy of Standard BioTools that is in effect as of the executive’s termination (or if no such policy is in effect, as determined by Standard BioTools), except that such outplacement services will be in no case less than the outplacement services provided under any applicable policy of Standard BioTools that is in effect immediately prior to the applicable change of control.

Conditions to the Receipt of Severance Benefits
The severance payments and benefits described above are conditioned upon each Standard BioTools Executive’s timely execution and non-revocation of a separation and release of claims agreement in a form reasonably satisfactory to Standard BioTools within the period set forth in the Standard BioTools Severance Plan and compliance with any confidentiality, proprietary information and inventions assignment agreement and any other appropriate agreement between the Standard BioTools Executive and Standard BioTools.
Other Termination of Employment
If a Standard BioTools Executive’s employment is terminated for any reason other than by Standard BioTools without cause or by the Standard BioTools Executive for good reason (including by reason of death or disability), the Standard BioTools Executive will only be entitled to receive any amounts earned or accrued but unpaid as of the date of termination in accordance with Standard BioTools’ normal policies and practices, including any salary, bonus or incentive compensation with respect to the calendar year prior to the year of termination, business expenses incurred in the performance of the Standard BioTools Executive’s duties, and vacation pay.
280G Cutback
All payments to a Standard BioTools Executive, as applicable, under the Standard BioTools Severance Plan, including, without limitation, the payment of severance benefits or the accelerated vesting of equity, will be reduced or adjusted to avoid triggering the excise tax imposed by Section 4999 of the Code, if such adjustment would result in the provision of a greater total benefit, on a net after-tax basis (after taking into account taking any applicable federal, state and local income taxes and the excise tax imposed by Section 4999), to the Standard BioTools Executive.
Termination of the Standard BioTools Severance Plan
For the Standard BioTools Executive Officers, the Standard BioTools Severance Plan has an initial three-year term ending on July 24, 2026, and automatically renews thereafter for successive one-year periods. For Standard BioTools participants at the “vice president” level, the Standard BioTools Severance Plan has an initial one-year term ending on July 24, 2024 and expires unless explicitly renewed by the Human Capital Committee of the Standard BioTools Board.
2023 Advisory Vote on Executive Compensation
At our 2023 annual meeting of stockholders, approximately 82.05% of the stockholder votes cast were in favor of our 2022 executive compensation program, representing the fifth straight year of consecutive improvement in the results of our annual say-on-pay vote. We continue to seek active engagement with stockholders on our executive compensation program and remain committed to employing compensation governance best practices and to achieving pay-for-performance alignment.
Performance-Based Awards
On April 11, 2023, Dr. Egholm and Mr. Kim were each granted a target of 231,579 and 77,185 performance-based RSUs (the “PSUs”) under the 2011 Plan, with each PSU representing the right, upon achievement of certain pre-established performance criteria, to receive one share of common stock, subject to certain vesting conditions and continued employment. On April 5, 2024, the Board authorized and approved, at the recommendation of the Human Capital Committee, the vesting of the PSUs to Dr. Egholm and Mr. Kim in the amount of 212,126 shares and 70,702 shares, respectively, based on the Human Capital Committee’s determination that 91.6% of the PSU performance goals had been achieved. The PSUs fully vested as of March 31, 2024.

PAY VERSUS PERFORMANCE
Pay versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following table and related disclosures. The information contained in this section shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.
Pay versus Performance Table
The following table sets forth the compensation information of our Principal Executive Officer (“PEO”), our former PEO and the average compensation for our other NEOs (“Non-PEO NEOs”) and the total stockholder return and net income for each of fiscal year 2023, 2022 and 2021. For further information regarding our executive compensation programs, please refer to “Summary Compensation Table” above.
Year	Summary Compensation Table Total for current PEO(1)	Compensation Actually Paid to current PEO(2)	Summary Compensation Table Total for former PEO(1)	Compensation Actually Paid to former PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Loss(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$1,931,088	$6,168,708	—	—	$1,226,547	$1,967,881	$189	$74,656,000
2022	$15,895,848	$4,280,101	$1,638,601	$(3,291,061)	$3,630,555	$1,328,815	$30	$190,098,000
2021	—	—	$3,311,662	$2,100,340	$2,153,461	$1,773,820	$65	$59,237,000
(1)
The dollar amounts reported in columns (b) and (d) represent the amount of total compensation reported for Dr. Egholm (our current PEO) and Mr. Linthwaite (our former PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” above. Dr. Egholm became our CEO in April 2022. Mr. Linthwaite was our CEO in 2021 until his termination in April 2022.

(2)
The dollar amounts reported in columns (c), (e) and (g) represent the compensation actually paid to our current PEO, our former PEO and the average compensation paid to our Non-PEO NEOs in each listed year. The compensation actually paid does not mean our PEOs and Non-PEO NEOs earned or were actually paid those amounts in the listed year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments shown in the table below were made to determine the compensation actually paid in the most recent fiscal year:

	Current PEO		Former PEO		Average Non-PEO NEOs
	2022	2023	2021	2022	2021	2022	2023
Summary compensation table total	$15,895,848	$1,931,088	$3,311,662	$1,638,601	$2,153,461	$3,630,555	$1,226,547
Subtract grant date fair value of option and stock awards granted in fiscal year	(15,379,859)	(560,421)	(2,677,147)	—	(693,352)	(3,266,402)	(592,207)
Add fair value at fiscal year-end of outstanding and unvested option and stock awards granted in fiscal year	3,764,112	511,790	2,596,880	—	672,564	964,663	614,232
Adjust for change in fair value of outstanding and unvested option and stock awards granted in prior fiscal years	—	2,856,901	(1,029,776)	(1,716,792)	(327,311)	—	452,051

	Current PEO		Former PEO		Average Non-PEO NEOs
	2022	2023	2021	2022	2021	2022	2023
Add fair value at vesting of option and stock awards granted in fiscal year that vested during fiscal year	—	—	—	—	—	—	27,451
Adjust for change in fair value as of vesting date of option and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during fiscal year	—	1,429,351	(101,279)	(408,250)	(31,541)	—	239,805
Subtract fair value as of prior fiscal year-end of option and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	—	—	—	(2,804,621)	—	—	—
Compensation actually paid	$4,280,101	$6,168,708	$2,100,340	($3,291,061)	$1,773,821	$1,328,815	$1,967,881
(3)
The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in each applicable year. Our Non-PEO NEOs in 2023 were Jeffrey Black, Hanjoon Alex Kim and Jeremy Davis; our Non-PEO NEOs in 2022 were Hanjoon Alex Kim and Jeremy Davis; and our Non-PEO NEOs in 2021 were Vikram Jog, Colin McCracken, Bradley Kreger and Nicholas Khadder.

(4)
Cumulative Total Shareholder Return is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(5)	Dollar amounts reported represent the amount reflected in the Company’s audited financial statements for the applicable year.
Relationship of Compensation Actually Paid with Total Shareholder Return (“TSR”) and Net Income, By Year
In light of our significant emphasis on long-term incentives in the total compensation mix of our executive officers, the Pay versus Performance table demonstrates that compensation actually paid (“CAP”) to our PEOs and our other non-PEO NEOs generally declines as TSR declines and increases as TSR increases. In addition, CAP to our PEOs and non-PEO NEOs generally increases as our net losses decrease, and decreases as our net losses increase.
From 2022 to 2023, CAP to our current PEO increased by approximately 44% and average CAP to our other non-PEO NEOs similarly increased by approximately 48%. Over the same period, TSR increased from $30 to $189 (an increase of 530%) and net losses decreased from approximately $190 million to approximately $75 million (a reduction of approximately 61%).
From 2021 to 2022, CAP to our former PEO decreased by approximately 257% (from approximately $2.1 million to ($3.3 million)) and average CAP to our other non-PEO NEOs decreased by approximately 25%. Over the same period, TSR decreased from $65 to $30 (a decrease of 54%) and net losses increased from approximately $59 million to approximately $190 million (an increase of approximately 221%).

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes the number of outstanding options and RSUs granted to our employees, consultants, and directors, as well as the number of shares of common stock remaining available for future issuance, under our equity compensation plans as of December 31, 2023. A description of each of our equity compensation plans is incorporated by reference to Note 11 to the consolidated financial statements set forth in our 2023 Annual Report.
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders
2011 Equity Incentive Plan	7,604,028	$2.41	4,655,858
2017 Employee Stock Purchase Plan	266,908	$2.21	1,580,619
Equity compensation plans not approved by security holders
2022 Inducement Equity Incentive Plan	8,871,520	$3.68	207,832
2017 Inducement Incentive Plan	60,616	$7.32	—
Total	16,536,164	$3.11	6,444,309

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related Person Transactions
We describe below transactions and series of similar transactions, for our last two fiscal years, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•	any of our directors, executive officers or beneficial holders of more than 5% of any class of our voting securities had or will have a direct or indirect material interest.
Preferred Equity Transaction
On April 4, 2022, the Company, Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. (collectively, the “Casdin Series B-1 Holders”) and Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP (collectively, the “Viking Series B-2 Holders” and, together with the Casdin Series B-1 Holders, the “Purchasers” and individually, a “Purchaser”) completed the previously announced transactions contemplated by the Series B-1 Convertible Preferred Stock Purchase Agreement, dated January 23, 2022, by and between the Company and the Casdin Series B-1 Holders (the “Casdin Purchase Agreement”), and Series B-2 Convertible Preferred Stock Purchase Agreement, dated January 23, 2022 (the “Viking Purchase Agreement” and collectively, the “Purchase Agreements”), by and between the Company and the Viking Series B-2 Holders. On April 4, 2022, the Company issued and sold (a) to the Casdin Series B-1 Holders, an aggregate of 112,500 shares of the Company’s newly designated Series B-1 Preferred Stock in exchange for $112.5 million, and (b) to the Viking Series B-2 Holders, an aggregate of 112,500 shares of the Company’s newly designated Series B-2 Preferred Stock, in exchange for $112.5 million (such transactions, collectively, the “Preferred Equity Transactions”).
On January 23, 2022, the Company entered into (i) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Casdin Private Growth Equity Fund II, L.P. and the Company (the “Casdin Loan Agreement”) and (ii) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Viking Global Investors LP and the Company (the “Viking Loan Agreement,” and together with the Casdin Loan Agreement, the “Loan Agreements”). Each Loan Agreement provided for a $12.5 million term loan to the Company (each, a “Term Loan” and collectively, the “Term Loans”). The Term Loans were fully drawn on January 24, 2022. Upon the issuance of the Series B Preferred Stock pursuant to the Purchase Agreements, the Term Loan under the Casdin Loan Agreement automatically converted into an aggregate of 15,280 shares of Series B-1 Preferred Stock and the Term Loan under the Viking Loan Agreement automatically converted into an aggregate of 15,279 shares of Series B-2 Preferred Stock, in accordance with the terms of the Casdin Loan Agreement or the Viking Loan Agreement, as applicable. Following the Preferred Equity Transactions and the Term Loans, the Casdin Series B-1 Holders owned Series B-1 Preferred Stock that could convert into up to 37,582,346 shares of common stock, subject to certain limitations on voting, and the Viking Series B-2 Holders owned Series B-2 Preferred Stock that could convert into up to 37,582,052 shares of common stock, subject to certain limitations on voting and beneficial ownership.
On January 23, 2022, the Company entered into a registration rights agreement with the Purchasers (the “Registration Rights Agreement”) pursuant to which the Purchasers were granted certain customary registration rights with respect to shares issued under the Loan Agreements and the Purchase Agreements, including (i) any shares of common stock acquired by any Holder (as defined in the Registration Rights Agreement) pursuant to the conversion of the Series B Preferred Stock and (ii) any shares of common stock acquired by any Holder pursuant to preemptive rights under the Purchase Agreements.
Support Agreement
On March 29, 2022, the Company entered into a support agreement (the “Support Agreement”) with Caligan Partners LP and each of the other persons and entities set forth on the signature pages to the Support Agreement (collectively, the “Caligan Group”). Among other matters, the Support Agreement provided that effective as of the consummation of the Preferred Equity Transactions (i) the Company would increase the size of its Board to eight and appoint Dr. Witney to the Board to serve as a Class III director with a term expiring at the Company’s 2022 annual meeting of stockholders, (ii) at the special meeting of the Company’s stockholders called to consider the Preferred Equity Transactions (including any adjournments, postponements or other delays thereof), the members of the Caligan Group would cause all applicable securities of the Company that are beneficially owned by the members of the Caligan Group to be (a) present for quorum purposes; and (b) voted in the manner recommended by the Board on all proposals, (iii) the Company would nominate Dr. Witney for election at the 2022 Annual Meeting and recommend, support and solicit proxies for his election, and (iv) certain standstill restrictions to which the Caligan Group is subject will terminate.
Series B Exchange
On March 18, 2024, the Company entered into an exchange agreement (the “Exchange Agreement”) with the Casdin Series B-1 Holders and the Viking Series B-2 Holders (each, an “Investor” and, collectively, the “Investors”). Pursuant to the Exchange Agreement, the Investors exchanged (the “Exchange”) an aggregate of (i) 127,780 shares of Series B-1 Preferred Stock, and (ii) 127,779 shares of Series B-2 Preferred Stock, representing all of the outstanding shares of Series B Preferred Stock, for an aggregate of 92,930,553 shares of common stock issued by the Company. The Exchange was completed on March 18, 2024. Following the closing of the Exchange, no shares of Series B Preferred Stock remain outstanding.
Policy Concerning Audit Committee Approval of Related Person Transactions
Our Board and Audit Committee have adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into any transaction with us for which disclosure would be required under Item 404 of Regulation S-K, referred to as a related person transaction, without the review and approval or ratification of our Audit Committee, or other independent members of our Board if it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any related person transaction must be presented to our Audit Committee for review, consideration and approval or ratification. In approving or rejecting any such related person transaction, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 30, 2024 by:
•	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our NEOs and directors; and
•	all of our executive officers and directors of as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and RSUs that vest within 60 days. Shares of common stock issuable upon exercise of options and warrants currently exercisable within 60 days and RSUs that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of our common stock is based on 373,592,657 shares of our common stock issued and outstanding as of April 30, 2024.
Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, CA 94080.
Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
5% Stockholders:
Entities affiliated with Casdin Capital, LLC(1)	61,907,605	16.57%
Entities affiliated with Viking Global Investors LP(2)	58,651,170	15.70%
Directors and NEOs:
Jeffrey G. Black(3)	246,950	*
Thomas Carey(4)	51,448	*
Eli Casdin(5)	74,600,317	19.70%
Troy Cox(6)	942,882	*
Jeremy Davis(7)	330,000	*
Michael Egholm, Ph.D.(8)	2,985,227	*
Fenel M. Eloi(9)	53,400	*
Kathy Hibbs(10)	51,448	*
Hanjoon Alex Kim(11)	1,095,229	*
Frank Witney, Ph.D.(12)	159,226	*
All current directors and executive officers as a group (9 persons)(13)	80,186,127	20.92%
*	Less than one percent.
(1)
Consists of securities held by Casdin Partners Master Fund, L.P. (“Casdin Master Fund”), Casdin Private Growth Equity Fund II, L.P. (“Casdin Private Growth Fund II”), Casdin Private Growth Equity Fund, L.P. (“Casdin Private Growth Fund”), and Casdin Partners FO1-MSV, LP (“Casdin FO1”). Casdin Capital, LLC (“Casdin Capital”) is the investment adviser to Casdin Master Fund, Casdin Private Growth Fund II, Casdin Private Growth Fund and Casdin FO1, Casdin Partners GP, LLC (“Casdin Partners GP”) is the general partner of Casdin Master Fund and Casdin FO1, Casdin Private Growth Equity Fund II GP, LLC (“Casdin Private Growth GP II”) is the general partner of Casdin Private Growth Fund II, Casdin Private Growth Equity Fund GP, LLC (“Casdin Private Growth GP”) is the general partner of Casdin Private Growth Fund, and Eli Casdin is the managing member of Casdin Capital, Casdin Partners GP, Casdin Private Growth II GP and Casdin Private Growth GP. Represents shared voting and dispositive power held with respect to 44,023,749 shares of common stock held by Casdin Master Fund, 13,939,637 shares of common stock held by Casdin Private Growth Fund II, 2,744,219 shares of common stock held by Casdin Private Growth Fund, and 1,200,000 shares of common stock held by Casdin FO1. Casdin Capital’s address is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(2)
This information is based solely on a Schedule 13G/A jointly by Viking Global Investors LP (“VGI”), Viking Global Opportunities Parent GP LLC (“Opportunities Parent”), Viking Global Opportunities GP LLC (“Opportunities GP”), Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), Viking Global Opportunities Illiquid Investments Sub-Master LP (the “Viking

Hybrid Fund”), Viking Global Opportunities Drawdown GP LLC (“Drawdown GP”), Viking Global Opportunities Drawdown Portfolio GP LLC (“Drawdown Portfolio GP”), Viking Global Opportunities Drawdown (Aggregator) LP (the “Viking Drawdown Fund”), O. Andrea Halvorsen, David C. Ott and Rose S. Shabet (collectively, “Viking Global Investors”), filed with the SEC on March 20, 2024, which reported ownership as of March 18, 2024. Represents (i) 39,296,310 shares of common stock held by Viking Hybrid Fund and (ii) 19,354,860 shares of common stock held by Viking Drawdown Fund. The Viking Hybrid Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Opportunities Portfolio GP, and by VGI, which provides managerial services to the Viking Hybrid Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Opportunities Parent (the sole member of Opportunities GP, which is the sole member of Opportunities Portfolio GP), have shared authority to direct the voting and disposition of investments beneficially owned by VGI and Opportunities Portfolio GP. The Viking Drawdown Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Drawdown Portfolio GP, and by VGI, which provides managerial services to the Viking Drawdown Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Opportunities Parent (the sole member of Drawdown GP, which is the sole member of Drawdown Portfolio GP), have shared authority to direct the voting and disposition of investments beneficially owned by VGI and Drawdown Portfolio GP. Viking Global Investors’ address is c/o Viking Global Investors LP, 600 Washington Boulevard, Floor 11, Stamford, Connecticut 06901.
(3)
Consists of (i) 85,984 shares of common stock held by Mr. Black, (ii) 108,335 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Mr. Black and (iii) 52,631 shares of common stock issuable upon vesting of RSUs within 60 days of April 30, 2024 held by Mr. Black.

(4)	Consists of 51,448 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Mr. Carey.
(5)
Includes (i) 44,023,749 shares of common stock held of record by Casdin Master Fund, (ii) 13,939,637 shares of common stock held by Casdin Private Growth Fund II, (iii) 2,744,219 shares of common stock held of record by Casdin Private Growth Fund and (iv) 1,200,000 shares of common stock held of record by Casdin FO1 (see Footnote 1 above). Mr. Casdin is the managing member of the general partners of Casdin Master Fund, Casdin Private Growth Fund II, Casdin Private Growth Fund and Casdin FO1, and, as such, is deemed to have indirect beneficial ownership of such shares. Also includes (i) 42,512 shares of common stock held by Mr. Casdin, (ii) 265,998 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Mr. Casdin, (iii) 5,700 shares of common stock issuable upon vesting of RSUs within 60 days of April 30, 2024 held by Mr. Casdin, (iv) 5,700 shares of common stock issuable upon vesting of RSUs in respect to which Mr. Casdin has deferred settlement as described in “Compensation of Directors — RSUs in Lieu of Cash and RSU Deferral,” (v) 7,548,000 shares of common stock held by CMLS Holdings II LLC (“CMLS Holdings II”), and (vi) 4,824,802 shares of common stock issuable upon exercise of warrants held by CMLS Holdings II. Mr. Casdin serves on the board of managers of CMLS Holdings II, and, as such, is deemed to have indirect beneficial ownership over such shares.

(6)
Consists of (i) 94,965 shares of common stock held by Mr. Cox, (ii) 662,918 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Mr. Cox and (iii) 184,999 shares of common stock issuable upon exercise of warrants held by Mr. Cox.

(7)
Consists of (i) 246,666 shares of common stock held by Mr. Davis, (ii) 37,500 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Mr. Davis and (iii) 45,834 shares of common stock issuable upon vesting of RSUs within 60 days of April 30, 2024 held by Mr. Davis.

(8)
Consists of (i) 531,592 shares of common stock held by Dr. Egholm and (ii) 2,453,635 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Dr. Egholm.

(9)
Consists of (i) 18,021 shares of common stock held by Mr. Eloi and (ii) 35,379 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Mr. Eloi.

(10)	Consists of 51,448 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Ms. Hibbs.
(11)
Consists of (i) 218,929 shares of common stock held by Mr. Kim and (ii) 876,300 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Mr. Kim.

(12)
Consists of (i) 4,225 shares of common stock held by First Amended and Restated Revocable Trust Agreement For the Franklin R. Witney and Catherine J. Caulfield-Witney Trust Agreement Dated September 25, 2009 (dated July 31, 2018), of which Dr. Witney is the trustee, (ii) 38,975 shares of common stock held by Dr. Witney, (iii) 89,650 shares of common stock underlying options that are exercisable as of April 30, 2024 or will become exercisable within 60 days after such date held by Dr. Witney and (iv) 26,376 shares of common stock issuable upon vesting of RSUs within 60 days of April 30, 2024 held by Dr. Witney.

(13)	See footnotes 3 through 6 and 8 through 12 above.

CODE OF ETHICS AND CONDUCT
We are committed to the highest standards of integrity and ethics in the way we conduct our business. We have adopted a code of ethics and conduct that applies to the members of our Board, our officers and employees (including our CEO, Chief Operating Officer, Chief Financial Officer, and Principal Accounting Officer), as well as our agents, contractors, and consultants. Our code of ethics and conduct establishes our policies and expectations with respect to a wide range of business conduct, including preparation and maintenance of financial and accounting information, compliance with laws, and conflicts of interest.
Under our code of ethics and conduct, each of our directors, officers, and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigation of complaints relating to accounting or audit matters. These procedures have been adopted and are administered by our Audit Committee.
Our code of ethics and conduct can be found on our website at https://investors.StandardBio.com by clicking on Governance — Governance Overview. When required by the rules of the SEC or Nasdaq, we will disclose any future amendment to, or waiver of, any provision of the code of ethics and conduct for our CEO, Principal Financial Officer, Principal Accounting Officer, or any member of our Board on our website at https://investors.StandardBio.com in the Governance Overview section, within four business days following the date of such amendment or waiver.

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION OF PROXIES
Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and executive officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. Certain required information regarding these “participants” is set forth in Exhibit II to this proxy statement.
OTHER MATTERS
We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
The Board of Directors

South San Francisco, California
[•], 2024

Exhibit I
STANDARD BIOTOOLS INC.
EQUITY INCENTIVE PLAN
(as amended and restated effective June 3, 2019, and as further amended effective
June 23, 2020, May 25, 2021, June 14, 2023, January 4, 2024 and [•], 2024)
1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility, (b) to provide additional incentive to Employees, Directors and Consultants, and (c) to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.
2. Definitions. As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as may administer the Plan in accordance with Section 4 hereof.
(b) “Amendment Effective Date” means [•], 2024.
(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f) “Board” means the Board of Directors of the Company.
(g) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(a) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(b) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
(c) “Common Stock” means the common stock of the Company.
(d) “Company” means Standard BioTools Inc. (fka Fluidigm Corporation), a Delaware corporation, or any successor thereto.
(e) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
(f) “Director” means a member of the Board.
(g) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(h) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(j) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(k) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the
2

day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If there are no trades on such date, the closing price on the latest preceding business day upon which trades occurred shall be the Fair Market Value.
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(l) “Fiscal Year” means the fiscal year of the Company.
(m) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(n) “Inside Director” means a Director who is an Employee.
(o) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(p) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(q) “Option” means a stock option granted pursuant to the Plan.
(r) “Outside Director” means a Director who is not an Employee.
(s) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(t) “Participant” means the holder of an outstanding Award.
(u) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
(v) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(w) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(x) “Plan” means this 2011 Equity Incentive Plan, as amended and restated effective June 3, 2019, and as further amended at the 2020 Annual Meeting of Stockholders, the 2021 Annual Meeting of Stockholders, the 2023 Annual Meeting of Stockholders and the Special Meeting of Stockholders.
(y) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.
(z) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(aa) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(bb) “Section 16(12)” means Section 16(b) of the Exchange Act.
(cc) “Service Provider” means an Employee, Director or Consultant.
(dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
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(ee) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3. Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan as of the Amendment Effective Date is (i) 19,125,000 Shares, plus (ii) any Shares that, as of immediately prior to the Amendment Effective Date, were available for issuance under the pre-existing version of the 2011 Equity Incentive Plan prior to this amendment (the “Existing Plan”). The Shares may be authorized, but unissued, or reacquired Common Stock.
(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross Shares granted pursuant to a Stock Appreciation Right will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. With respect to Options, Shares used to pay the exercise price of an Option or to satisfy tax withholding obligations will cease to be available under the Plan. Shares used to pay the exercise price of an Award other than an Option or to satisfy the tax withholding obligations related to an Award other than an Option will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).
(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. Different Committees may administer the Plan with respect to different groups of Service Providers.
(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
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(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;
(viii) to modify or amend each Award (subject to Section 18 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan);
(ix) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 14 of the Plan;
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
(xii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The decisions, determinations, and interpretations of the Administrator will be final and binding on all Participants and any other holders of Awards.
(d) Limitations on Administrative Authority. Notwithstanding anything herein to the contrary, the Administrator shall be limited as follows:
(i) Exchange Program. The Administrator may not implement an Exchange Program.
(ii) No Dividends or Dividend Equivalents Paid on Unvested Awards. No dividends or dividend equivalents shall be paid on any unvested Awards. Any dividends or dividend equivalents may be declared or accrue on unvested Awards, but shall not be paid until the vesting of such Awards.
(iii) Outside Director Limitations. No Outside Director may be paid, issued or granted, in any Fiscal Year, Awards with an aggregate value greater than $400,000 (with the value of each Award based on its grant date fair value (determined in accordance with U.S. generally accepted accounting principles)), except that such limit will be increased to $500,000 in the Fiscal Year of his or her initial service as an Outside Director. Any Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 4(d)(iii).
5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6. Stock Options.
(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or
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Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option (whether Incentive Stock Option or Nonstatutory Stock Option), the maximum term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1) In the case of an Incentive Stock Option
a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
b) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator may determine in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
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An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
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7. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c) Transferability. Except as provided in this Section 7 or in the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise, subject to Section 4(d) (ii). If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
8. Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.
(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.
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(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
9. Stock Appreciation Rights.
(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, that the maximum term of any Stock Appreciation Right will be ten (10) years from the date of grant.
(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.
(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price times (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be made in cash, in Shares of equivalent value, or in some combination thereof.
10. Performance Units and Performance Shares.
(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance
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Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11. Leaves of Absence/Transfers Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate; provided that no Award shall be transferred for value or consideration.
13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated in accordance with this Section 13(c) or as provided in an Award Agreement, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is
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not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(d) Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.
14. Tax.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, or (c) delivering to the Company already-owned shares having a fair market value not in excess of the maximum statutory amount required to be withheld. the fair market value of the shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or
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the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
17. Term of Plan. Subject to Section 22 of the Plan, this amendment of the Plan will become effective upon the Amendment Effective Date. It will continue in effect for a term of ten (10) years from the date of the Amendment Effective Date, unless terminated earlier under Section 18 of the Plan.
18. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
19. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
21. Forfeiture Events.
(a) All Awards under the Plan will be subject to recoupment under the Company’s current Clawback Policy and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 21(a) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary, Parent, or affiliate of the Company.
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(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.
22. Stockholder Approval. This amendment of the Plan is subject to, and contingent upon, stockholder approval at the Special Meeting of Stockholders. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
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Exhibit II
ADDITIONAL INFORMATION REGARDING
PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of our board and our executive officers may be deemed to be “participants” with respect to our solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who may be deemed “participants.”
Directors and Nominees
The following table sets forth the names and business address of our directors (including our two Class II directors who are each a nominee for director). The principal occupations or employment of the directors are set forth under the title “Proposal 1 Election of Class II Directors” in this proxy statement.
Name	Business Address
Michael Egholm, Ph.D.	c/o Standard BioTools, Inc. 2 Tower Place, Suite 2000 South San Francisco, California 94080
Thomas Carey	c/o Standard BioTools, Inc. 2 Tower Place, Suite 2000 South San Francisco, California 94080
Eli Casdin	c/o Standard BioTools, Inc. 2 Tower Place, Suite 2000 South San Francisco, California 94080
Troy Cox	c/o Standard BioTools, Inc. 2 Tower Place, Suite 2000 South San Francisco, California 94080
Fenel M. Eloi	c/o Standard BioTools, Inc. 2 Tower Place, Suite 2000 South San Francisco, California 94080
Kathy Hibbs	c/o Standard BioTools, Inc. 2 Tower Place, Suite 2000 South San Francisco, California 94080
Frank Witney, Ph.D.	c/o Standard BioTools, Inc. 2 Tower Place, Suite 2000 South San Francisco, California 94080
Certain Officers and Other Employees
The following table sets forth the names and principal occupation of the Company’s executive officers who may be deemed to be “participants.” The principal business address of each such person is Standard BioTools, Inc. 2 Tower Place, Suite 2000, South San Francisco, California 94080.
Name	Principal Occupation
Michael Egholm, Ph.D.	President, Chief Executive Officer, and Director
Jeffrey Black	Chief Financial Officer
Hanjoon Alex Kim	Chief Operating Officer
Information Regarding Ownership of our Company’s Securities by the Participants
Except as described in this Exhibit II, or as otherwise indicated in the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement, none of the persons listed above under “Directors and Nominees” and “Certain Officers and Other Employees” beneficially owns any of our securities of record. The number of shares of our common stock held by the persons listed above under the titles “Directors and Nominees” and “Certain Officers and Other Employees” as of April 30, 2024 is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement.
Information Regarding Transactions in our Company’s Securities by the Participants
The following table sets forth purchases and sales of our Company’s securities since May 10, 2022, by the persons listed above under the titles “Directors and Nominees” and “Certain Officers and Other Employees”, each of which was previously reported on a Form 4 filed with the Securities and Exchange Commission. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
14

Company Securities Purchased or Sold May 10, 2022 through May 10, 2024
Name	Transaction Date	Title of Security	Number of Shares	Acquisition (A) or Disposition (D)	Transaction Code
Jeffrey Black
	5/19/2023	Common Stock	42,492	A	P-Purchase
	5/18/2023	Common Stock	43,492	A	P-Purchase
	5/15/2023	Stock Option (Right to Buy)	400,000	A	A-Award
	5/15/2023	Restricted Stock Units	210,526	A	A-Award
Thomas Carey
	1/5/2024	Stock Option (Right to Buy)	205,794	A	A-Award
	1/5/2024	Common Stock	79,412	A	A-Award
Eli Casdin
	The following transactions were reported on Forms 4 filed by Eli Casdin (CIK 1534264) as the reporting person:

	2/20/2024	Common Stock	22,800	A	A-Award
	1/5/2024	Warrant	4,824,802	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	46,514	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	22,866	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	22,866	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	51,842	A	A-Award
	1/5/2024	Common Stock	2,744,219	A	A-Award
	1/5/2024	Common Stock	11,246,525	A	A-Award
	1/5/2024	Common Stock	7,548,000	A	A-Award
	1/5/2024	Common Stock	3,807	A	A-Award
	1/5/2024	Common Stock	3,807	A	A-Award
	6/14/2023	Stock Option (Right to Buy)	35,380	A	A-Award
	6/14/2023	Common Stock	26,376	A	A-Award
	5/19/2023	Common Stock	800,000	A	P-Purchase
	5/18/2023	Common Stock	150,000	A	P-Purchase
	5/17/2023	Common Stock	250,000	A	P-Purchase
	6/15/2022	Stock Option (Right to Buy)	42,571	A	A-Award
	6/15/2022	Common Stock	30,914	A	A-Award

	The following transactions were reported on Forms 4 filed by Casdin Partners Master Fund, L.P. (CIK 1534265) as the “designated filer” for the reporting persons named therein:

	3/18/2024	Series B-1 Preferred Stock	38,334	D	D-Return
	3/18/2024	Series B-1 Preferred Stock	89,446	D	D-Return
	3/18/2024	Common Stock	13,939,637	A	A-Award
	3/18/2024	Common Stock	32,525,821	A	A-Award
	3/5/2024	Common Stock	1,403	A	P-Purchase
	3/4/2024	Common Stock	250,000	A	P-Purchase
	1/5/2024	Common Stock	2,744,219	A	A-Award
	1/5/2024	Common Stock	11,246,525	A	A-Award
	5/19/2023	Common Stock	800,000	A	P-Purchase
	5/18/2023	Common Stock	150,000	A	P-Purchase
	5/17/2023	Common Stock	250,000	A	P-Purchase
Troy Cox
	1/5/2024	Warrant	184,999	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	190,365	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	982,811	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	22,866	A	A-Award
	1/5/2024	Stock Option (Right to Buy)	51,842	A	A-Award
	1/5/2024	Common Stock	31,635	A	A-Award
	1/5/2024	Common Stock	79,412	A	A-Award
	1/5/2024	Common Stock	87,057	A	A-Award
15

Name	Transaction Date	Title of Security	Number of Shares	Acquisition (A) or Disposition (D)	Transaction Code
Michael Egholm, Ph.D.
	4/8/2024	Common Stock	102,564	D	F-InKind
	4/5/2024	Common Stock	212,126	A	A-Award
	4/4/2024	Restricted Stock Units	196,512	D	M-Exempt
	4/4/2024	Common Stock	196,512	A	M-Exempt
	1/5/2024	Common Stock	9,006	A	A-Award
	4/4/2023	Restricted Stock Units	196,512	D	M-Exempt
	4/4/2023	Common Stock	196,512	A	M-Exempt
Fenel M. Eloi
	6/14/2023	Stock Option (Right to Buy)	35,380	A	A-Award
	6/14/2023	Common Stock	26,376	A	A-Award
	3/15/2023	Common Stock	72,087	A	A-Award
Kathy Hibbs
	1/5/2024	Stock Option (Right to Buy)	205,794	A	A-Award
	1/5/2024	Common Stock	79,412	A	A-Award
Hanjoon Alex Kim
	4/5/2024	Common Stock	70,702	A	A-Award
	4/4/2024	Restricted Stock Units	70,183	D	M-Exempt
	4/4/2024	Common Stock	70,183	A	M-Exempt
	4/4/2023	Restricted Stock Units	70,183	D	M-Exempt
	4/4/2023	Common Stock	70,183	A	M-Exempt
Frank Witney, Ph.D.
	6/14/2023	Stock Option (Right to Buy)	35,380	A	A-Award
	6/14/2023	Common Stock	26,376	A	A-Award
	6/15/2022	Stock Option (Right to Buy)	42,571	A	A-Award
	6/15/2022	Common Stock	30,914	A	A-Award
Miscellaneous Information Concerning Participants
Except as described in this Exhibit II or otherwise disclosed in this proxy statement, no person listed above under “Directors and Nominees” and “Certain Officers and Other Employees” or any of his or her “associates” beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of its subsidiaries. Furthermore, except as described in this Exhibit II or otherwise disclosed in this proxy statement, no such person or any of his or her associates is either a party to any transaction or series of similar transactions in the last fiscal year, or any currently proposed transaction or series of similar transactions (1) to which the Company or any of its subsidiaries was or is to be a party, (2) in which the amount involved exceeds exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at year-end for the last two completed fiscal years and (3) in which such person or associate had or will have a direct or indirect material interest. None of the participants have been convicted in a criminal proceeding during the past 10 years.
Except as described in this Exhibit II or otherwise disclosed in this proxy statement, no person listed above under “Directors and Nominees” and “Certain Officers and Other Employees” or any of his or her associates has entered into any arrangement or understanding with any person with respect to (1) any future employment with the Company or its affiliates, or (2) any future transactions to which the Company or any of its affiliates will or may be a party.
Except as described in this Exhibit II or otherwise disclosed in this proxy statement, there are no contracts, arrangements or understandings by any of the persons listed above under “Directors and Nominees” and “Certain Officers and Other Employees” within the past year with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Except as described in this Exhibit II or otherwise disclosed in this proxy statement, no persons listed above under “Directors and Nominees” and “Certain Officers and Other Employees” has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting (and no other person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any such interests).
16

WHITE PROXY CARD

STANDARD BIOTOOLS INC.

This WHITE proxy card is solicited on behalf of the Board of Directors of Standard Biotools Inc.

The undersigned, revoking all previous proxies heretofore given, hereby appoints the President and Chief Executive Officer, Michael Egholm, Ph.D., and the Chief Financial Officer, Jeffrey Black, of Standard BioTools Inc. and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Standard BioTools Inc. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders, to be held at 8:30 a.m. Pacific time on [•], 2024 as a virtual meeting via the internet by pre-registering at www.viewproxy.com/LAB/2024, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present at the meeting.

The shares represented by this Proxy will be voted in the manner directed herein. If no such direction is made, the shares represented by this Proxy will be voted in accordance with the Board of Directors' recommendations: "FOR" each of the Company's nominees for election as Class II Directors; "FOR" Proposals 2, 3, and 4; and "AGAINST" Proposal 5.

(Continued and to be marked, dated, and signed on the reverse side of this Proxy)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Notice and Proxy Statement and Annual Report are available at:
www.viewproxy.com/LAB/2024.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Company Nominees RECOMMENDED by the Company **The Board of Directors recommends you vote "FOR" ONLY the following two (2) Company Nominees:**	**FOR**	**WITHHOLD**
(1a) Troy Cox	☐	☐
(1b) Fenel M. Eloi	☐	☐

Madryn Nominees OPPOSED by the Company	**FOR**	**WITHHOLD**
(1c) Avinash Amin	☐	☐
(1d) Kurtis J. Wolf	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

The Board of Directors recommends you vote "FOR" proposals 2, 3, and 4:

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends you vote "AGAINST" proposal 5:

FOR ☐ AGAINST ☐ ABSTAIN ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer or authorized person.

Signature ______________________ Shares __________

Signature (Joint Owners) ______________________ 1

Date ______________________ Sort Code ________

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

You may also access the proxy materials and vote your proxy online by using your control number found below at: www.viewproxy.com/LAB/2024.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/LAB

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.